UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-08572

                               BISHOP STREET FUNDS
               (Exact name of registrant as specified in charter)

                                   ----------

                               101 Federal Street
                                Boston, MA 02110
                    (Address of principal executive offices)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-262-9565

                   DATE OF FISCAL YEAR END: DECEMBER 31, 2009

                   DATE OF REPORTING PERIOD: DECEMBER 31, 2009

                                EXPLANATORY NOTE:

The purpose of this Amendment on Form N-CSR/A to the Shareholder Report for the annual period ended December 31, 2009 (the "Original Filing"), which was filed with the Securities and Exchange Commission on March 10, 2010 (Accession Number 0000950123-10-022861 ), is to amend item 11 (controls and procedures) by removing inaccurate language related to its internal controls over financial reporting.

ITEM 1. REPORTS TO STOCKHOLDERS.



                               BISHOP STREET FUNDS
                                  ANNUAL REPORT
                                DECEMBER 31, 2009

                                   (GRAPHIC)

STRATEGIC GROWTH FUND
LARGE CAP CORE EQUITY FUND
HIGH GRADE INCOME FUND
HAWAII MUNICIPAL BOND FUND
GOVERNMENT MONEY MARKET FUND

INVESTMENT ADVISER
BISHOP STREET
CAPITAL MANAGEMENT

(BISHOP STREET FUNDS LOGO)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge, by calling 1-800-262-9565 or by visiting the Commission's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, by calling 1-800-262-9565 or by visiting the Funds' website at http://www.bishopstreetfunds.com or the website of the Securities and Exchange Commission.

                                  BISHOP STREET
                                TABLE OF CONTENTS
                                      FUNDS

LETTER TO SHAREHOLDERS .................................................       2
DEFINITION OF COMPARATIVE INDICES ......................................       4
STRATEGIC GROWTH FUND
   Management Discussion ...............................................       6
   Schedule of Investments .............................................      11
LARGE CAP CORE EQUITY FUND
   Management Discussion ...............................................      14
   Schedule of Investments .............................................      18
HIGH GRADE INCOME FUND
   Management Discussion ...............................................      24
   Schedule of Investments .............................................      26
HAWAII MUNICIPAL BOND FUND
   Management Discussion ...............................................      34
   Schedule of Investments .............................................      36
GOVERNMENT MONEY MARKET FUND
   Management Discussion ...............................................      47
   Schedule of Investments .............................................      49
STATEMENTS OF ASSETS AND LIABILITIES ...................................      51
STATEMENTS OF OPERATIONS ...............................................      53
STATEMENTS OF CHANGES IN NET ASSETS ....................................      55
FINANCIAL HIGHLIGHTS ...................................................      58
NOTES TO FINANCIAL STATEMENTS ..........................................      62
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ................      76
DISCLOSURE OF FUND EXPENSES ............................................      77
NOTICE TO SHAREHOLDERS .................................................      80
BOARD OF TRUSTEES AND OFFICERS .........................................      82
SHAREHOLDER VOTING RESULTS .............................................      90

                                  BISHOP STREET
                             LETTER TO SHAREHOLDERS
                                      FUNDS

Dear Shareholder:

(PHOTO OF MICHAEL K. HIRAI)

What a difference a year makes. On the heels of the gut wrenching sell-off in 2008 and the first few months in 2009 that witnessed stock portfolio values cut by more than half, a stock investor's faith and commitment in the principles of investing were put to the test. Perhaps, this past year will go down in history as truly remarkable as the Fed and finance ministers around the globe struggled to find a solution to revive economies and companies on the verge of collapse. It does appear that we have avoided a global depression of massive proportions; however, it is still unclear if we are out of the woods since many of the factors that brought about the crisis remain, namely excessive debt and huge risk appetites, and the financial institutions that lay at the heart of the problem still probably believe that they are "too big to fail".

That said, 2010 does appear to be looking better than 2009 in that global growth is likely to accelerate and provide much needed support to the markets. The key will rest in the ability of our central governments to unwind the easy money policies and rescue programs that are still in place today. Once removed, fundamentals and more normalized asset pricing will dominate as they have in the past.

THE YEAR AHEAD

With short-term interest rates and money market yields stubbornly low, investment in alternative asset classes such as stocks and commodities have become increasingly attractive. Improved corporate earnings, strong commodity demand, and improving investor confidence should help to drive asset prices and the stock market higher. Meanwhile, the bond market will be challenged - the result of high debt levels, long-standing "easy money" policies, and inflation.

Perhaps the biggest driver of performance in 2010 will be the influx of cash away from safety (i.e., money markets and bonds) into the equity markets, commodities, real estate, and alternative asset classes as investors become

Bishop Street Funds

                                                      (BISHOP STREET FUNDS LOGO)

increasingly less risk averse. Today, investors still remain cautious but as we transition into the growth phase, revenue and profit margin expansion should serve to drive the global stock markets higher.

DIVERSIFICATION REMAINS THE KEY

Following a year in which nothing appeared to work, diversification once again becomes our focus as an important cornerstone for building investment portfolios. While it is always difficult to predict the future, especially during these difficult and challenging times, Bishop Street Capital Management continues to encourage shareholders to apply sound investment principles that include diversification across and within asset classes. As such, we continue to believe that these basic fundamentals will prove important as we navigate through the uncertain and turbulent times ahead.

Our Bishop Street Funds are managed with these tenets in mind and our Funds continue to offer our shareholders excellent investment options. Our portfolio management team continues to focus on managing each Fund in a consistent manner and in accordance with its respective investment goals and objectives. Lastly, we continue to believe that a balanced portfolio comprised of a combination of our equity, fixed income, and money market funds can serve as a valuable building block of your carefully designed and balanced investment portfolio.

Thank you for investing with the Bishop Street Funds. We value your continued trust and confidence.

Sincerely,


/s/ Michael K. Hirai
Michael K. Hirai, CFA
President and Chief Investment Officer
Bishop Street Capital Management
January 18, 2010

December 31, 2009                                      www.bishopstreetfunds.com

                                  BISHOP STREET
                        DEFINITION OF COMPARATIVE INDICES
                                      FUNDS

Definition of Comparative Indices

BARCLAYS U.S. GOVERNMENT/CREDIT INDEX is a widely-recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year.

BARCLAYS MUNICIPAL BOND INDEX is a widely-recognized index of municipal bonds with maturities of at least one year. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

LIPPER CORPORATE DEBT A - RATED OBJECTIVE - Funds that invest primarily in corporate debt issues rated "A" or better or government issues.

LIPPER LARGE CAP CORE CLASSIFICATION - Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Composite Index.

LIPPER MULTI CAP CORE CLASSIFICATION - Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to- earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Super Composite 1500 Index.

LIPPER OTHER STATES MUNICIPAL DEBT FUNDS OBJECTIVE - Funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

Bishop Street Funds

                                                      (BISHOP STREET FUNDS LOGO)

THE CONSUMER PRICE INDEX measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

THE S&P 500/CITIGROUP GROWTH INDEX is a subset of the S&P 500 Index and consists of those companies with the highest price-to book ratios.

THE S&P 500 COMPOSITE INDEX is a widely recognized index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

December 31, 2009                                      www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

Strategic Growth Fund

DESPITE A VERY BAD START IN THE FIRST TWO MONTHS OF 2009, THE S&P 500 COMPOSITE INDEX RETURNED AN UNEXPECTED 26% OVER THE WHOLE YEAR. AS THE STIMULUS PACKAGES IMPLEMENTED THROUGHOUT THE WORLD PRODUCED THEIR EFFECTS ON ECONOMIC GROWTH, INVESTORS GAINED A SENSE OF RELIEF, WHICH CONTINUED TO SUPPORT THE MARKET UNTIL THE END OF THE YEAR.

The first two months of 2009 were very similar to the end of 2008. In the wake of the Lehman shock, the future of many other large financial groups appeared to be at stake. Investors remained worried that even the authorities' swift reaction and the emergency bail out deals involving solid foreign institutions would not manage to prevent the financial crisis from spreading, and ultimately spiraling out of control. Corporations of all kinds were hit by both by the direct impact of tough lending conditions on their financing and by the fast-deteriorating economic outlook. Car-makers were particularly impacted, with rumors of bankruptcy looming all along this period. This trouble pushed equities into a sharp decline, only interrupted by a few short-lived rallies triggered by the announcement of new rescue packages, and the somewhat irrational surge in hope that typically comes with a new President taking office.

Confidence however gradually came back from March onwards, as the effects of the stimulus measures started to become visible. Various economic indicators appeared to stabilize and companies, although still cautious, also pointed to a better operating environment. Banks, in particular, led the rebound as positive rumors were spreading about their results in stress tests, while results were already showing the benefits of restructurings and supportive policies. Solutions also appeared to have been found for most other fragile industries, and worries about foreign economies also receded for similar reasons. Investors were relieved to see that things seemed to be under better control and that the economy was responding, and this was enough to cause a sharp rally in the following few months. More surprisingly, the rebound did not lose too much steam later in the year, despite clear evidence that the economy was still extremely weak and dependent on stimulus measures. The aggressive cost adjustment solutions implemented by American companies largely contributed to fuel this optimism; as productivity gains allowed a vast majority of quarterly earnings announcements to produce positive surprises.

Bishop Street Funds

                                                      (BISHOP STREET FUNDS LOGO)

This is how the S&P 500 Composite Index finished 2009 up roughly 26%, and 65% higher than the lows it had reached in March.

Our strategy outperformed very strongly in the first half of the year, and then gave back part of its advance to finish 2009 approximately 600 bps ahead of the benchmark. Our best performers were in industries as diverse as technology (Western Digital, Broadcom), energy (Suncor Energy, Transocean), consumer discretionary (TJX), industrials (Tyco International) and health care (Express Scripts).

Despite the market's fast style rotation in 2009, our structural growth bias proved marginally favorable. Our defensive stance (including a very low exposure to banks and cyclical companies, and a clear overweight on healthcare) was a solid contributor to performance in the first few months. This profile then penalized us in the second part of the year: our shift towards the current, neutral to moderately aggressive stance had intentionally been slow as we thought the rebound was overdone given the poor fundamentals, but the correction we had expected did not come, and our lack of economically-sensitive exposure penalized us in the summer.

OUR STOCK SELECTION DECISIONS CAUSED THE REPLACEMENT OF 36% OF THE PORTFOLIO'S HOLDINGS, A LEVEL VERY SIMILAR TO THAT OBSERVED IN 2008, AND SLIGHTLY LOWER THAN THE STRATEGY'S HISTORICAL AVERAGE.

In line with the evolution of our scenario, our first few trades of the year were meant to preserve the rather defensive profile of the selection, whereas decisions made later in the year were clearly introducing a more economically-sensitive bias.

In the first quarter, the sales of rather defensive names such as Molson Coors Brewing led to the purchase of companies also expected to offer a stable growth profile, like Stericycle in the medical waste management field. A few more economically-sensitive picks, such as Accenture, Precision Castparts or the employment-dependent Cigna, even were sold between April and May, but their replacements (Best Buy, Yum! Brands, etc) were not significantly less reliant on GDP growth.

The trades made during the second half of the year reflect a clearer confidence in the recovery, with the purchase of companies in sectors as diverse as investment banking (Goldman Sachs Group, Lazard), home furnishing (Bed Bath & Beyond), travel agency (Priceline.com) and IT (International Business Machines, Amphenol, NetApp).

December 31, 2009                                      www.bishopstreetfunds.com

                                 BISHOP STREET
                             MANAGEMENT DISCUSSION
                                     FUNDS

This evolution preserved our portfolio's attractive style balance which, as of year-end, mixed the advantages of a clear-cut growth bias (a long term earnings growth of 13.93% vs 9.90% for the index according to the Institutional Brokus Estimate System consensus) and those of an attractive valuation (a multiple of
14.08 on forward earnings, vs 14.52 for the index).

Our stock selection resulted in strong exposures to technology and consumer discretionary holdings. In both of these sectors, the 10% maximum overweight spread accepted under our strategy's implementation principles was almost reached. We also had a significant overexposure to industrials. It should be noted however that many of our holdings in these economically-sensitive sectors were less aggressive choices than average in their respective industry classifications. The portfolio's Beta, which stands slightly below 1 according to a Barra model, confirms this slightly defensive stance. While we have clearly moved away from the very cautious outlook we had one year ago, we have been reluctant to accelerate the pace of our shift to a more aggressive profile because we feared that a market correction would be likely after the strong rally of the last nine months.

WE BELIEVE THAT 2010 WILL BE AN INTERESTING BUT DIFFICULT YEAR. THE MARKET WILL LIKELY HESITATE BETWEEN TWO FACTORS WITH OPPOSITE INFLUENCES: THE SLUGGISHNESS OF THE ECONOMIC RECOVERY, AND THE STRENGTH OF PROFIT MARGINS. WE TRUST THAT THE LATTER WILL BE A POWERFUL MARKET MOVER, ESPECIALLY FOR COMPANIES OFFERING SOME EXPOSURE TO OVERSEAS DEMAND.

While we understand that relief played a big supporting role in the rally, we think that the 65% rise of the U.S. equity market since last March lows is more than the current pace the economy calls for. Notwithstanding that even the strongest bull markets always involve correction periods, our concern comes from the fact that the recovery remains somewhat artificial so far. Should the stimulus measures be removed at this stage, the U.S. GDP would be very unlikely to manage any sort of growth in 2010. The sustainability of the recovery therefore remains very dependent on how smoothly the authorities will manage this removal. Uncertainty will be high during this key period and will, as always, trigger ups and downs in investors' mood.

In the meantime, we count on two positive factors to limit the downside and, in the longer term, support a continuation of the market rebound:

- a large part of the aggressive cost cuts implemented by U.S. companies during the crisis appear unlikely to be reversed when demand recovers. The slightest

Bishop Street Funds

                                                      (BISHOP STREET FUNDS LOGO)

     improvement in top lines will therefore be leveraged immediately into a strong earnings growth, and this could help mitigate the effects of the rally on valuations.

- investors' exposure to equities remains low and the above strength in earnings, if it materializes as we expect, could encourage a reallocation.

We therefore intend to keep increasing the economically-sensitive profile of our portfolio. In doing so, we will have a preference for companies offering a steady earnings growth that can be boosted by both domestic factors and the favorable exchange rates. While our shift in that direction has been slow so far, any market correction would be seen as an opportunity to accelerate the move, unless it is triggered by economic news that we think should lead us to reconsider the scenario.

THIS REPRESENTS THE MANAGEMENT'S ASSESSMENT OF THE FUNDS AND THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

December 31, 2009                                      www.bishopstreetfunds.com

Strategic Growth Fund

                             PERFORMANCE COMPARISON

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE STRATEGIC GROWTH FUND, CLASS I, VERSUS THE S&P 500/CITIGROUP GROWTH INDEX, THE S&P 500
     COMPOSITE INDEX, THE CONSUMER PRICE INDEX AND THE LIPPER MULTI CAP CORE
                                 CLASSIFICATION.

                              (PERFORMANCE GRAPH)

Initial Investment Date                   7/1/02     Dec 02    Dec 03    Dec 04    Dec 05    Dec 06    Dec 07    Dec 08    Dec 09
-----------------------                   -------   -------   -------   -------   -------   -------   -------   -------   -------
Bishop Street Strategic Growth Fund       $10,000   $ 8,640   $11,930   $13,080   $14,587   $16,013   $17,631   $10,322   $13,592
S&P 500 Growth Index                      $10,000   $ 9,398   $11,943   $12,775   $12,921   $14,343   $15,652   $10,186   $13,402
S&P 500 Index                             $10,000   $ 9,166   $11,795   $13,079   $13,721   $15,888   $16,761   $10,560   $13,354
Consumer Price Index                      $10,000   $10,056   $10,245   $10,579   $10,937   $11,217   $11,675   $11,686   $12,004
Lipper Multi Cap Core Classification      $10,000   $ 8,940   $11,737   $13,158   $14,140   $16,098   $17,212   $10,596   $13,987
CPI & LIPPER BENCHMARK DATA START DATE:   6/30/02

Strategic Growth Fund, Class I#

S&P 500/Citigroup Growth Index(1)

S&P 500 Composite Index(1)

Consumer Price Index++(1)

Lipper Multi Cap Core Classification++(1)

#    Account value if you reinvested income and capital gains.

++   Performance begins on June 30, 2002.

(1)  See page 4 for definition of comparative indices.

                          AVERAGE ANNUAL TOTAL RETURNS+

 ONE     ANNUALIZED   ANNUALIZED   ANNUALIZED
 YEAR      3 YEAR       5 YEAR      INCEPTION
RETURN     RETURN       RETURN       TO DATE
------   ----------   ----------   ----------
31.68%     (5.32)%       0.77%        4.18%     Class I*

*    Commenced operations on 07/01/02.

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds

Strategic Growth Fund

                            TOP TEN EQUITY HOLDINGS+

                                      Percentage of
                                       Investments
                                      ------------
 1. Western Digital                        2.3%
 2. First Solar                            2.2%
 3. Red Hat                                2.2%
 4. General Mills                          2.2%
 5. Priceline.com                          2.2%
 6. Amphenol, Cl A                         2.2%
 7. Oracle                                 2.2%
 8. International Business Machines        2.1%
 9. Apple                                  2.1%
10. Broadcom, Cl A                         2.1%

SECTOR WEIGHTINGS (UNAUDITED)+

                                  (BAR-CHART)

Information Technology   29.1%
Consumer Discretionary   17.3%
Industrials              15.7%
Health Care              14.1%
Financials                9.9%
Energy                    9.5%
Consumer Staples          4.1%
Short-Term Investments    0.3%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                             SCHEDULE OF INVESTMENTS

                                                                          Value
  Shares                                                                  (000)
--------                                                                --------
                           COMMON STOCK+ -- 99.7%
CONSUMER DISCRETIONARY -- 17.3%
  21,100   Apollo Group, Cl A*                                          $ 1,278
  32,500   Bed Bath & Beyond*                                             1,256
  26,083   Best Buy                                                       1,029
  48,600   GameStop, Cl A*                                                1,066
  20,400   Kohl's*                                                        1,100
  18,700   McDonald's                                                     1,168
   6,100   Priceline.com*                                                 1,333
  31,900   TJX                                                            1,166
  32,500   Yum! Brands                                                    1,137
                                                                        -------
                                                                         10,533
                                                                        -------

December 31, 2009                                      www.bishopstreetfunds.com

Strategic Growth Fund

                            SCHEDULE OF INVESTMENTS
                                  (CONTINUED)

                                                                         Value
  Shares                                                                 (000)
---------                                                              ---------
CONSUMER STAPLES -- 4.1%
    18,900   General Mills                                             $   1,338
    24,400   Philip Morris International                                   1,176
                                                                       ---------
                                                                           2,514
                                                                       ---------
ENERGY -- 9.5%
    28,000   National Oilwell Varco                                        1,234
    14,400   Occidental Petroleum                                          1,171
    24,500   Southwestern Energy*                                          1,181
    32,500   Suncor Energy                                                 1,148
    12,921   Transocean*                                                   1,070
                                                                       ---------
                                                                           5,804
                                                                       ---------
FINANCIALS -- 9.9%
    24,400   ACE                                                           1,230
    29,200   American Express                                              1,183
     6,900   Goldman Sachs Group                                           1,165
    30,600   Lazard, Cl A                                                  1,162
    64,700   Nasdaq Stock Market*                                          1,282
                                                                       ---------
                                                                           6,022
                                                                       ---------
HEALTH CARE -- 14.1%
    22,600   Amgen*                                                        1,278
    20,500   Baxter International                                          1,203
    15,200   Becton Dickinson                                              1,199
    14,800   Express Scripts, Cl A*                                        1,279
    25,500   Gilead Sciences*                                              1,104
    20,800   Quest Diagnostics                                             1,256
    26,900   Thermo Fisher Scientific*                                     1,283
                                                                       ---------
                                                                           8,602
                                                                       ---------
INDUSTRIALS -- 15.7%
    10,100   First Solar*                                                  1,367
    45,500   Iron Mountain*                                                1,035
    24,300   ITT                                                           1,209
    23,000   Stericycle*                                                   1,269
    31,100   Tyco International                                            1,110
    18,900   Union Pacific                                                 1,208
    17,500   United Technologies                                           1,215
    11,800   W.W. Grainger                                                 1,142
                                                                       ---------
                                                                           9,555
                                                                       ---------

Bishop Street Funds

Strategic Growth Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

                                                                         Value
  Shares                                                                 (000)
---------                                                              ---------
INFORMATION TECHNOLOGY -- 29.1%
    28,600   Amphenol, Cl A                                            $   1,321
     6,200   Apple*                                                        1,307
    40,800   Broadcom, Cl A*                                               1,283
    16,900   Factset Research Systems                                      1,113
     2,050   Google, Cl A*                                                 1,271
    22,600   Hewlett-Packard                                               1,164
    10,000   International Business Machines                               1,309
    36,600   NetApp*                                                       1,259
    53,500   Oracle                                                        1,313
    43,800   Red Hat*                                                      1,354
    65,600   Symantec*                                                     1,174
    48,200   Texas Instruments                                             1,256
    31,600   Western Digital*                                              1,395
    63,293   Western Union                                                 1,193
                                                                       ---------
                                                                          17,712
                                                                       ---------
TOTAL COMMON STOCK (Cost $55,029)                                         60,742
                                                                       ---------
CASH EQUIVALENTS (A) -- 0.3%
    98,276   Dreyfus Cash Management Fund, Institutional Shares,
                0.260%                                                        98
    98,276   Fidelity Institutional Money Market Portfolio,
                Institutional Shares, 0.260%                                  98
                                                                       ---------
TOTAL CASH EQUIVALENTS (Cost $196)                                           196
                                                                       ---------
TOTAL INVESTMENTS (Cost $55,225) -- 100.0%                             $  60,938
                                                                       =========

PERCENTAGES ARE BASED ON NET ASSETS OF $60,929 ($ THOUSANDS).

*    NON-INCOME PRODUCING SECURITY.

+ MORE NARROW INDUSTRIES ARE UTILIZED FOR COMPLIANCE PURPOSES, WHEREAS BROAD SECTORS ARE UTILIZED FOR REPORTING.

(A)  THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31, 2009.

CL -- CLASS

COST FIGURES ARE SHOWN IN THOUSANDS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2009                                      www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

Large Cap Core Equity Fund

Market conditions have changed dramatically over the last year. The turmoil that began in September 2008, and reached a fevered pitch in March 2009, has greatly subsided. Market participants are now debating whether the recovery will continue or will we enter another recession. While we were confident the Federal Reserve would be able to bring order to the U.S. economy, we were surprised by the magnitude of the downturn in 2008. Although we are not out of the woods yet, we are becoming increasingly confident that the U.S. economy will be able to successfully weather the downturn and emerge stronger than before. Corporations have been actively fortifying their balance sheets with capital raises, while at the same time reducing costs to support earnings. Looking out to 2011-2012, we believe the potential for earnings growth is significant. Businesses have become more efficient and productive, which should lead to earnings growth that will exceed the general economic growth. Equity prices do not yet reflect a recovery in the market that we feel is inevitable. Time will tell.

After expenses, the Large Cap Core Equity Fund (the "Fund") returned 31.28% for the year versus 26% for the S&P 500 Composite Index. Almost all of the sectors contributed to the relative outperformance with the strongest performance coming from the energy, materials and industrials sectors. The consumer discretionary and health care sectors contributed the least as they were essentially flat to the benchmark for the year.

We continued with our previously held decision to remain significantly underweight large integrated oil companies, while overweighting the smaller specialized exploration and production companies (E&Ps). This has been the right decision for 2009, as our energy positions accounted for roughly 250 bps of the portfolios outperformance on the year. While short-term oil prices have likely stabilized around $70-$80 per barrel, we believe long-term prices will

Bishop Street Funds

                                                      (BISHOP STREET FUNDS LOGO)

continue to rise at a slow, yet steady pace. We believe upside potential for smaller E&Ps and drillers remains far greater relative to large integrated oil companies, who may likely be forced to buy the companies we hold to enhance their reserves. A number of large acquisitions recently in this space give us added comfort that this trend should continue.

We follow a fairly conservative approach in managing the Fund with a focus on risk control. We maintain a diversified portfolio both in terms of the number of stocks held as well as the sector weights of the Fund. As of December 31, 2009, the Fund held about 135 stocks, with no position larger than 3.5% of the Fund. Thus, no company-specific event had a significant effect on performance. In addition, the portfolio sector allocation is very close to the sector allocation of the benchmark with differences being less than 2% for any sector. The largest sector over-weights were health care, consumer discretionary and information technology while under-weights existed in utilities and consumer staples. These small divergences from the benchmark reflect our belief that the market's focus on yield has driven down the relative attractiveness of slow-growth, high-dividend paying companies.

Because the Fund's sector weights are intended to be similar to the benchmark, most value added (i.e. return value over the benchmark return) comes from the stock selection process. We look for companies that offer high rates of return, solid growth prospects, and attractive valuations.

We have been able to move into premium franchises as the pricing in many industries has become very compressed. We've also made a conscious effort to reduce our exposure to names with high debt/equity ratios and debt that needs to be refinanced. We are trying to further control tracking error, in light of the tremendous market volatility and we think we can do so without reducing our upside potential. We have a significant value advantage versus the benchmark with greater growth potential than the benchmark. We believe the holdings in the portfolio will continue to perform well coming into 2010.

December 31, 2009                                      www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

Our stock selection methodology looks for companies that are undervalued based on the projected cash flows of the company over a long period of time combined with various indicators that the company is moving toward improving value. The market environment had not been favorable for our strategy for a few years. The building up of the asset value bubble (real estate, stocks, commodities, etc) and the subsequent meltdown was a period of distortion when viewed through the lens of economic rationality on which we base our decisions. We believe that the events of 2008 have been sobering for investors and economic recovery will be slow. However, we believe that these events have brought about more focus on the fundamental foundation of a stock's value and more economic rationality in considering investments of all types. We have adhered to our investment principles and, as we expected, as the debris clears and risk aversion abates our investment process is proving to be one that adds significant value.

In conclusion, our focus in managing the Fund always will be on selecting companies we believe have the attributes that indicate a superior chance of being successful investments and on seeking to control risk relative to the benchmark. We thank you for the confidence and trust you place in us and we pledge to continue our hard work to bring value to our investors.

THIS REPRESENTS THE MANAGEMENT'S ASSESSMENT OF THE FUNDS AND THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

Bishop Street Funds

Large Cap Core Equity Fund

                             PERFORMANCE COMPARISON

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP CORE
  EQUITY FUND, CLASS I, VERSUS THE S&P 500 COMPOSITE INDEX, THE CONSUMER PRICE
                INDEX, THE LIPPER LARGE CAP CORE CLASSIFICATION.

                              (PERFORMANCE GRAPH)

Initial Investment Date                     5/1/06    JUN 06    DEC 06    JUN 07    DEC 07    JUN 08    DEC 08    JUN 09    DEC 09
-----------------------                    -------   -------   -------   -------   -------   -------   -------   -------   -------
Bishop Street Large Cap Core Equity Fund   $10,000   $ 9,647   $10,663   $11,487   $11,222   $ 9,902   $ 6,506   $ 6,990   $ 8,541
S&P 500 Index                              $10,000   $ 9,766   $11,010   $11,776   $11,615   $10,231   $ 7,318   $ 7,549   $ 9,254
Consumer Price Index                       $10,000   $10,071   $10,017   $10,342   $10,425   $10,861   $10,435   $10,706   $10,719
Lipper Large Cap Core Classification       $10,000   $ 9,690   $10,811   $11,584   $11,453   $10,189   $ 7,251   $ 7,581   $ 9,212

Large Cap Core Equity Fund, Class I#

S&P 500 Composite Index

Consumer Price Index++(1)

Lipper Large Cap Core Classification++(1)

#    Account value if you reinvested income and capital gains.

++   Performance begins on April 30, 2006.

(1)  See page 4 for definition of comparative indices.

                          AVERAGE ANNUAL TOTAL RETURNS+

 ONE     ANNUALIZED   ANNUALIZED
 YEAR      3 YEAR      INCEPTION
RETURN     RETURN       TO DATE
------   ----------   ----------
31.28%     (7.13)%      (4.21)%    Class I*

*    Commenced operations on 05/03/06.

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2009                                      www.bishopstreetfunds.com

Large Cap Core Equity Fund

                            TOP TEN EQUITY HOLDINGS+

                        Percentage of
                         Investments
                        -------------
 1. Microsoft                2.5%
 2. Apple                    2.5%
 3. SPDR Trust, Ser 1        2.4%
 4. Johnson & Johnson        2.1%
 5. Google, Cl A             2.0%
 6. JPMorgan Chase           2.0%
 7. Chevron                  1.8%
 8. Cisco Systems            1.8%
 9. Hewlett-Packard          1.7%
10. AT&T                     1.6%

SECTOR WEIGHTINGS (UNAUDITED)+

                              (PERFORMANCE GRAPH)

Information Technology       19.4%
Health Care                  13.7%
Financials                   13.4%
Energy                       12.0%
Consumer Discretionary       10.0%
Industrials                  10.0%
Consumer Staples              9.9%
Materials                     3.2%
Telecommunication Services    2.9%
Exchange Traded Fund          2.4%
Utilities                     2.1%
Short-Term Investments        1.0%

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. EXCLUDES SECURITIES PURCHASED WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING.

                             SCHEDULE OF INVESTMENTS

                                                                         Value
  Shares                                                                 (000)
---------                                                              ---------
                             COMMON STOCK -- 96.6%
CONSUMER DISCRETIONARY -- 10.0%
     5,390   Apollo Group, Cl A*                                       $     327
     6,450   Best Buy (A)                                                    254
     5,840   Carnival*                                                       185
     6,280   Coach                                                           229
    20,420   Comcast, Cl A                                                   344
    11,030   DIRECTV, Cl A* (A)                                              368

Bishop Street Funds

Large Cap Core Equity Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

                                                                         Value
  Shares                                                                 (000)
---------                                                              ---------
CONSUMER DISCRETIONARY -- (CONTINUED)
    12,900   Expedia* (A)                                              $     332
    10,690   GameStop, Cl A* (A)                                             235
     4,530   Johnson Controls                                                123
     5,000   Kohl's*                                                         270
    10,860   Lowe's                                                          254
     3,690   Nike, Cl B                                                      244
    12,270   Staples (A)                                                     302
     6,671   Time Warner Cable, Cl A                                         276
     8,416   Time Warner                                                     245
     4,120   TJX                                                             151
     3,840   VF                                                              281
    10,400   Viacom, Cl B*                                                   309
     8,900   Yum! Brands                                                     311
                                                                       ---------
                                                                           5,040
                                                                       ---------
CONSUMER STAPLES -- 9.9%
    12,840   Altria Group                                                    252
    14,190   Archer-Daniels-Midland (A)                                      444
     2,700   Colgate-Palmolive (A)                                           222
    14,200   CVS                                                             457
     5,130   Kimberly-Clark                                                  327
    11,230   PepsiCo                                                         683
     7,330   Philip Morris International                                     353
    10,360   Procter & Gamble                                                628
     8,210   SYSCO (A)                                                       230
    19,260   Tyson Foods, Cl A (A)                                           236
    10,320   Walgreen                                                        379
    14,030   Wal-Mart Stores                                                 750
                                                                       ---------
                                                                           4,961
                                                                       ---------
ENERGY -- 12.0%
     5,224   Anadarko Petroleum                                              326
     4,148   Apache                                                          428
    12,920   Chesapeake Energy                                               334
    11,850   Chevron                                                         912
     5,359   ConocoPhillips                                                  274
     5,190   Consol Energy                                                   258
     4,800   Devon Energy                                                    353
    24,570   El Paso                                                         242
     8,840   Exxon Mobil                                                     603
     6,890   National Oilwell Varco                                          304
     8,760   Nexen                                                           210
     4,390   Noble Energy                                                    313

December 31, 2009                                      www.bishopstreetfunds.com

Large Cap Core Equity Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

                                                                         Value
  Shares                                                                 (000)
---------                                                              ---------
ENERGY -- (CONTINUED)
     9,300   Noble                                                     $     379
     4,320   Range Resources                                                 215
     4,570   Schlumberger                                                    297
    10,462   Valero Energy (A)                                               175
     8,340   XTO Energy                                                      388
                                                                       ---------
                                                                           6,011
                                                                       ---------
FINANCIALS -- 13.4%
     5,906   ACE                                                             298
     5,300   Aflac (A)                                                       245
     8,780   Allstate                                                        264
     9,110   Annaly Capital Management+ (A)                                  158
    48,524   Bank of America (A)                                             731
     7,280   Bank of New York Mellon                                         203
     2,670   Boston Properties+ (A)                                          179
     4,700   Capital One Financial (A)                                       180
     6,530   Chubb                                                           321
    67,360   Citigroup (A)                                                   223
     4,700   Equity Residential+ (A)                                         159
     2,800   Goldman Sachs Group                                             473
    10,620   Host Hotels & Resorts+ (A)                                      124
    13,980   Hudson City Bancorp                                             192
     3,030   IntercontinentalExchange*                                       340
    23,630   JPMorgan Chase                                                  985
    27,200   Keycorp (A)                                                     151
     6,877   Loews                                                           250
    10,140   MetLife                                                         358
     9,500   Morgan Stanley                                                  281
     8,090   State Street                                                    352
     5,070   Travelers                                                       253
                                                                       ---------
                                                                           6,720
                                                                       ---------
HEALTH CARE -- 13.7%
     7,887   Abbott Laboratories                                             426
     6,420   Aetna                                                           204
     4,117   Allergan (A)                                                    259
     4,670   Amgen*                                                          264
     5,310   Baxter International                                            312
     6,038   Biogen Idec*                                                    323
    14,230   Bristol-Myers Squibb                                            359
     5,630   Celgene*                                                        314
     6,320   Cephalon* (A)                                                   394
     5,530   Forest Laboratories*                                            178

Bishop Street Funds

Large Cap Core Equity Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

                                                                         Value
  Shares                                                                 (000)
---------                                                              ---------
HEALTH CARE -- (CONTINUED)
     4,260   Genzyme*                                                  $     209
     8,460   Gilead Sciences* (A)                                            366
    16,210   Johnson & Johnson                                             1,044
     6,150   McKesson                                                        384
     3,410   Medco Health Solutions* (A)                                     218
     8,390   Medtronic                                                       369
    23,630   Pfizer                                                          430
     5,100   Thermo Fisher Scientific*                                       243
     6,160   Varian Medical Systems* (A)                                     289
     5,170   WellPoint*                                                      301
                                                                       ---------
                                                                           6,886
                                                                       ---------
INDUSTRIALS -- 10.0%
     8,320   Boeing                                                          450
     4,400   C.H. Robinson Worldwide (A)                                     258
     8,120   Caterpillar (A)                                                 463
     5,600   Deere (A)                                                       303
     8,470   Fluor                                                           382
     6,070   General Dynamics                                                414
    25,877   General Electric                                                392
     8,570   Honeywell International                                         336
     4,190   L-3 Communications Holdings, Cl 3 (A)                           364
     5,630   Norfolk Southern                                                295
     5,550   Rockwell Collins                                                307
     7,320   Union Pacific (A)                                               468
     8,880   United Technologies                                             616
                                                                       ---------
                                                                           5,048
                                                                       ---------
INFORMATION TECHNOLOGY -- 19.4%
     5,790   Adobe Systems*                                                  213
     7,200   Analog Devices                                                  227
       765   AOL*                                                             18
     5,850   Apple*                                                        1,233
     9,150   Broadcom, Cl A* (A)                                             288
    37,050   Cisco Systems* (A)                                              887
     6,380   Cognizant Technology Solutions, Cl A*                           289
    12,890   eBay*                                                           303
    22,280   EMC*                                                            389
     7,300   FLIR Systems* (A)                                               239
     1,640   Google, Cl A* (A)                                             1,017
     5,690   Harris                                                          271
    16,170   Hewlett-Packard                                                 833
    31,970   Intel                                                           652

December 31, 2009                                      www.bishopstreetfunds.com

Large Cap Core Equity Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

                                                                         Value
  Shares                                                                 (000)
---------                                                              ---------
INFORMATION TECHNOLOGY -- (CONTINUED)
     1,230   Mastercard, Cl A (A)                                      $     315
    41,090   Microsoft                                                     1,253
    28,330   Oracle                                                          695
    13,940   Qualcomm                                                        645
                                                                       ---------
                                                                           9,767
                                                                       ---------
MATERIALS -- 3.2%
    11,650   Dow Chemical (A)                                                322
     6,360   Freeport-McMoRan Copper & Gold                                  511
     3,160   Monsanto                                                        258
     2,940   Mosaic                                                          175
     5,500   PPG Industries (A)                                              322
                                                                       ---------
                                                                           1,588
                                                                       ---------
TELECOMMUNICATION SERVICES -- 2.9%
    28,540   AT&T                                                            800
     8,250   NII Holdings*                                                   277
    11,220   Verizon Communications (A)                                      372
                                                                       ---------
                                                                           1,449
                                                                       ---------
UTILITIES -- 2.1%
    17,630   AES*                                                            235
     7,700   Edison International                                            268
     2,200   Entergy                                                         180
     3,470   Exelon                                                          170
     5,520   Questar                                                         229
                                                                       ---------
                                                                           1,082
                                                                       ---------
TOTAL COMMON STOCK (Cost $48,540)                                         48,552
                                                                       ---------
                          EXCHANGE TRADED FUND -- 2.4%
    10,800   SPDR Trust, Ser 1                                             1,203
                                                                       ---------
TOTAL EXCHANGE TRADED FUND (Cost $1,541)                                   1,203
                                                                       ---------
                         CASH EQUIVALENTS (B) -- 10.3%
   242,734   Dreyfus Cash Management Fund, Institutional Shares,
                0.260%                                                       243
   242,734   Fidelity Institutional Money Market Portfolio,
             Institutional Shares, 0.260%                                    243
 2,302,627   Fidelity Institutional Prime Money Market,
             Institutional Shares, 0.273% (C)                              2,302
 2,417,759   RBC Prime Money Market Fund, 0.362% (C)                       2,418
                                                                       ---------
TOTAL CASH EQUIVALENTS (Cost $5,206)                                       5,206
                                                                       ---------

Bishop Street Funds

Large Cap Core Equity Fund

                            SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

   Face
  Amount                                                                 Value
   (000)                                                                 (000)
----------                                                             ---------
                       REPURCHASE AGREEMENT (C) -- 13.5%
$    6,775   Bank of America 0.143%, dated 12/31/09, to be
             repurchased on 01/04/10, repurchase price $6,775,169
             (collateralized by a Corporate obligation, par value
             $7,049,956, 5.94%, 1/15/53, with a total market
             value of $6,920,801)
TOTAL REPURCHASE AGREEMENT (Cost $6,775)                               $   6,775
                                                                       ---------
TOTAL INVESTMENTS (Cost $62,062) -- 122.8%                             $  61,736
                                                                       =========

PERCENTAGES ARE BASED ON NET ASSETS OF $50,259 ($ THOUSANDS).

*    NON-INCOME PRODUCING SECURITY.

(A) THIS SECURITY OR PORTION OF THIS SECURITY IS ON LOAN AT DECEMBER 31, 2009. THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2009 WAS $11,048 ($ THOUSANDS).

(B)  THE RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31, 2009.

(C) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES ON LOAN. THE TOTAL VALUE OF SUCH SECURITIES AS OF DECEMBER 31, 2009 WAS $11,495 ($ THOUSANDS).

+    REAL ESTATE INVESTMENT TRUST.

CL -- CLASS

SER -- SERIES

SPDR -- STANDARD & POOR'S DEPOSITORY RECEIPTS

COST FIGURES ARE SHOWN IN THOUSANDS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2009                                      www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

High Grade Income Fund

During the first six months of the year, interest rates remained low as fears of a double-dip recession and deflation forced the Federal Reserve (the "Fed") to keep its targeted rate near zero. Investors continued to flock to the safety of U.S. treasuries and higher quality assets fearing further weakness in the economy. In addition to traditional easing measures, the Fed continued to provide additional liquidity to the markets through quantitative easing, interjecting liquidity in support of the weak housing market. These programs helped serve to restore economic growth and confidence in the financial system. By the second half of the year, investors regained their confidence and searched for higher returns in the stock market and elsewhere, reversing the panic that gripped the markets early in the year.

Credit spreads, which had widened dramatically as a result of the flight-to-quality, offered extremely attractive yields relative to money market and U.S. government bonds. The best returns were earned in riskier assets such as high yield and corporate bonds, as investors' appetite for risk increased. But as prospects for future economic growth improved and inflation expectations increased, the yield curve steepened dramatically offsetting some of the bond market gains earned earlier.

For the year, the Bishop Street High Grade Income Fund (the "Fund") significantly outperformed the Barclays U.S. Government/Credit Index, maintaining its "5-Star" Morningstar rating. The Fund benefited from investments in corporate bonds and an underweight in longer-dated maturities. Looking ahead, we anticipate stronger growth in 2010 and higher interest rates towards the latter half of the year. The Fund is positioned to perform well as we continue to hold a defensive posture on the yield curve and a sound position in credit.

THIS REPRESENTS THE MANAGEMENT'S ASSESSMENT OF THE FUNDS AND THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

Bishop Street Funds

High Grade Income Fund

                             PERFORMANCE COMPARISON

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGH GRADE INCOME FUND, CLASS I, VERSUS THE BARCLAYS U.S. GOVERNMENT/CREDIT INDEX, THE
      CONSUMER PRICE INDEX AND THE LIPPER CORPORATE DEBT A-RATED OBJECTIVE.

                               (PERFORMANCE GRAPH)

Initial Investment Date          12/31/99   Dec 00   Dec 01   Dec 02   Dec 03   Dec 04   Dec 05   Dec 06   Dec 07   Dec 08   Dec 09
-----------------------          --------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Bishop Street High Grade Income
   Fund                           $10,000  $11,025  $11,815  $13,179  $13,615  $14,079  $14,361  $14,786  $15,773  $17,117  $18,557
Barclays US Government/Credit
   Index                          $10,000  $11,185  $12,136  $13,475  $14,105  $14,696  $15,044  $15,613  $16,741  $17,696  $18,496
Consumer Price Index              $10,000  $10,337  $10,498  $10,750  $10,952  $11,309  $11,692  $11,992  $12,481  $12,493  $12,833
Lipper Corporate Debt A-Rated
   Objective                      $10,000  $10,988  $11,857  $12,876  $13,643  $14,231  $14,503  $15,076  $15,751  $14,767  $17,008

High Grade Income Fund, Class I #
Barclays U.S. Government/Credit Index(1)
Consumer Price Index(1)
Lipper Corporate Debt A-Rated Objective(1)

#    Account value if you reinvested income and capital gains.

(1)  See page 4 for definition of comparitive indices.

                          AVERAGE ANNUAL TOTAL RETURNS+

 ONE     ANNUALIZED   ANNUALIZED   ANNUALIZED
 YEAR      3 YEAR       5 YEAR      10 YEAR
RETURN     RETURN       RETURN       RETURN
------   ----------   ----------   ----------
 8.41%      7.87%        5.68%        6.38%      Class I

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2009                                      www.bishopstreetfunds.com

High Grade Income Fund

                                TOP TEN HOLDINGS+

                                                                          Percentage
                                                    Coupon    Maturity       of
                                                     Rate       Date     Investments
                                                    ------    --------   -----------
 1. Countrywide Asset-Backed Certificates, Cl 1A4    5.323%   02/25/36       2.3%
 2. Bank of America, MTN                             7.375%   05/15/14       2.3%
 3. Citibank Credit Card Issuance Trust, Cl A3       2.700%   06/23/13       2.1%
 4. Ford Credit Auto Owner Trust, Cl A3              1.000%   01/15/14       2.0%
 5. GSR Mortgage Loan Trust, Cl 3A2                  2.152%   04/25/32       1.9%
 6. Potash Corp of Saskatchewan                      5.250%   05/15/14       1.9%
 7. Dow Chemical                                     8.550%   05/15/19       1.9%
 8. Xerox                                            8.250%   05/15/14       1.8%
 9. General Electric Capital MTN, Ser A              5.450%   01/15/13       1.7%
10. Rio Tinto Finance USA                            9.000%   05/01/19       1.7%

SECTOR WEIGHTINGS (UNAUDITED)+

                                  (BAR CHART)

Banks                                          16.8%
Asset-Backed Security                          14.7%
Materials                                      10.9%
Information Technology                          8.2%
Industrials                                     7.4%
U.S. Government Agency Obligations              7.1%
Consumer Discretionary                          6.8%
Financials                                      5.2%
U.S. Treasury Obligations                       4.8%
U.S. Government Mortgage-Backed Obligations     4.4%
Municipal Bond                                  2.9%
Telecommunication Services                      2.7%
Health Care                                     2.7%
Energy                                          2.5%
Consumer Staples                                2.1%
Short-Term Investments                          0.8%

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. EXCLUDES SECURITIES PURCHASED WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING.

                             SCHEDULE OF INVESTMENTS

  Face
 Amount                                                                   Value
  (000)                                                                   (000)
--------                                                                --------
                         CORPORATE OBLIGATIONS -- 64.7%
BANKS -- 16.6%
           American Express Bank
$    600   5.500%, 04/16/13                                             $    640
           Australia & New Zealand Banking Group (A)
   1,500   0.534%, 06/18/12                                                1,488
           Bank of America MTN (B)
   2,500   7.375%, 05/15/14                                                2,837

Bishop Street Funds

High Grade Income Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

  Face
 Amount                                                                   Value
  (000)                                                                   (000)
--------                                                                --------
BANKS -- (CONTINUED)
           Bank of New York Mellon (B)
$  1,325   4.300%, 05/15/14                                             $  1,395
           Bank of Oklahoma (A) (G)
     500   5.750%, 05/15/17                                                  465
           Barclays Bank PLC (B)
   1,150   6.750%, 05/22/19                                                1,283
     500   5.200%, 07/10/14                                                  530
           Bear Stearns LLC
   1,500   7.250%, 02/01/18                                                1,722
           Citigroup
   1,500   6.500%, 08/19/13                                                1,599
           Goldman Sachs Group
   1,300   7.500%, 02/15/19                                                1,516
           JPMorgan Chase (B)
   1,400   5.875%, 06/13/16                                                1,469
     750   5.125%, 09/15/14                                                  791
           JPMorgan Chase Capital XXVII (B)
   1,000   7.000%, 11/01/39                                                1,009
           Morgan Stanley (B)
   1,300   7.300%, 05/13/19                                                1,460
   1,400   4.200%, 11/20/14                                                1,401
           Wells Fargo Bank (A)
   1,600   0.483%, 05/16/16                                                1,416
                                                                        --------
                                                                          21,021
                                                                        --------
CONSUMER DISCRETIONARY -- 6.8%
           Comcast (B)
   1,000   6.500%, 01/15/17                                                1,107
           Home Depot (B)
   1,400   5.875%, 12/16/36                                                1,351
           McDonald's MTN (B)
   1,525   4.125%, 06/01/13                                                1,594
           Time Warner Cable (B)
   1,350   8.250%, 04/01/19                                                1,608
           Walt Disney MTN
   1,300   6.200%, 06/20/14                                                1,456
           Whirlpool MTN (B)
   1,275   8.600%, 05/01/14                                                1,444
                                                                        --------
                                                                           8,560
                                                                        --------

December 31, 2009                                      www.bishopstreetfunds.com

High Grade Income Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

  Face
 Amount                                                                   Value
  (000)                                                                   (000)
--------                                                                --------
CONSUMER STAPLES -- 2.0%
           Costco Wholesale (B)
$  1,100   5.500%, 03/15/17                                             $  1,174
           Wal-Mart Stores (B)
   1,300   5.375%, 04/05/17                                                1,399
                                                                        --------
                                                                           2,573
                                                                        --------
ENERGY -- 2.5%
           Anadarko Petroleum
   1,250   7.200%, 03/15/29                                                1,291
           BP Capital Markets PLC
     725   3.625%, 05/08/14                                                  742
           ConocoPhillips (B)
   1,000   4.750%, 10/15/12                                                1,072
                                                                        --------
                                                                           3,105
                                                                        --------
FINANCIALS --5.1%
           Capital One Financial (B)
   1,000   7.375%, 05/23/14                                                1,132
           General Electric Capital MTN (A)
   1,325   0.425%, 05/08/13                                                1,268
           General Electric Capital MTN, Ser A (B)
   2,050   5.450%, 01/15/13                                                2,179
           Jefferies Group (B)
     675   6.250%, 01/15/36                                                  538
           WEA Finance LLC
   1,300   5.750%, 09/02/15                                                1,370
                                                                        --------
                                                                           6,487
                                                                        --------
HEALTH CARE -- 2.7%
           Bristol-Myers Squibb (B)
     680   5.450%, 05/01/18                                                  727
           Genentech
   1,300   4.750%, 07/15/15                                                1,391
           Merck (B)
   1,200   5.000%, 06/30/19                                                1,248
                                                                        --------
                                                                           3,366
                                                                        --------
INDUSTRIALS -- 7.3%
           Boeing
     500   4.875%, 02/15/20                                                  501
           Bunge Finance
   1,300   8.500%, 06/15/19                                                1,482

Bishop Street Funds

High Grade Income Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

  Face
 Amount                                                                   Value
  (000)                                                                   (000)
--------                                                                --------
INDUSTRIALS -- (CONTINUED)
           Caterpillar (B)
$  1,250   7.900%, 12/15/18                                             $  1,525
           Continental Airlines
   1,300   9.000%, 07/08/16                                                1,378
           Emerson Electric (B)
     500   5.250%, 10/15/18                                                  525
           John Deere Capital
     550   7.000%, 03/15/12                                                  610
           News America (B)
   1,000   6.650%, 11/15/37                                                1,056
           President and Fellows of Harvard College
   1,300   3.700%, 04/01/13                                                1,337
           Rockwell Automation
     800   6.700%, 01/15/28                                                  844
                                                                        --------
                                                                           9,258
                                                                        --------
INFORMATION TECHNOLOGY -- 8.2%
           Cisco Systems (B)
   1,500   5.500%, 02/22/16                                                1,647
           Dell (B)
     400   5.625%, 04/15/14                                                  436
           Hewlett-Packard (B)
   1,375   4.500%, 03/01/13                                                1,458
           IBM
   1,500   8.375%, 11/01/19                                                1,913
           Nokia
   1,250   5.375%, 05/15/19                                                1,276
           Oracle (B)
   1,200   5.250%, 01/15/16                                                1,296
           Xerox
   2,000   8.250%, 05/15/14                                                2,293
                                                                        --------
                                                                          10,319
                                                                        --------
MATERIALS -- 10.8%
           ArcelorMittal (B)
   1,050   9.850%, 06/01/19                                                1,358
           BHP Billiton Finance
     950   5.250%, 12/15/15                                                1,029
           Boeing Capital
   1,250   3.250%, 10/27/14                                                1,241
           Dow Chemical (B)
   1,950   8.550%, 05/15/19                                                2,327
     200   5.900%, 02/15/15                                                  215

December 31, 2009                                      www.bishopstreetfunds.com

High Grade Income Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

  Face
 Amount                                                                   Value
  (000)                                                                   (000)
--------                                                                --------
MATERIALS -- (CONTINUED)
           Monsanto
$  1,400   7.375%, 08/15/12                                             $  1,587
           Nucor (B)
   1,300   4.875%, 10/01/12                                                1,401
           Potash Corp of Saskatchewan
   2,200   5.250%, 05/15/14                                                2,363
           Rio Tinto Finance USA (B)
   1,700   9.000%, 05/01/19                                                2,152
                                                                        --------
                                                                          13,673
                                                                        --------
TELECOMMUNICATION SERVICES -- 2.7%
           AT&T (B)
     500   5.800%, 02/15/19                                                  533
           AT&T Wireless Services
   1,300   8.125%, 05/01/12                                                1,469
           Cellco Partnership (B)
   1,300   5.550%, 02/01/14                                                1,410
                                                                        --------
                                                                           3,412
                                                                        --------
TOTAL CORPORATE OBLIGATIONS (Cost $76,227)                                81,774
                                                                        --------
                ASSET-BACKED SECURITIES -- 14.6%
           Ally Auto Receivables Trust, Cl A3 (D)
   1,750   1.980%, 10/15/13                                                1,747
           Capital One Multi-Asset Execution Trust
   1,600   3.200%, 04/15/14                                                1,636
           Chase Issuance Trust, Ser A5, Cl A5 (A)
   2,000   1.033%, 06/15/12                                                2,006
           Citibank Credit Card Issuance Trust, Cl A3
   2,600   2.700%, 06/23/13                                                2,643
           Countrywide Asset-Backed Certificates, Cl 1A4 (A)
   3,281   1.000%, 02/25/36                                                2,845
           Ford Credit Auto Owner Trust, Cl A3
   2,500   1.510%, 01/15/14                                                2,487
           GSR Mortgage Loan Trust, Cl 3A2
   2,556   2.152%, 04/25/32 (A)                                            2,397
           Mercedes-Benz Auto Receivables, Cl A3
   1,250   1.670%, 01/15/14                                                1,250
           WaMu Mortgage Pass-Through Certificates, Cl 2A
   1,532   2.509%, 07/25/42 (A)                                            1,424
                                                                        --------
TOTAL ASSET-BACKED SECURITIES (Cost $18,127)                              18,435
                                                                        --------

Bishop Street Funds

High Grade Income Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

  Face
 Amount                                                                   Value
  (000)                                                                   (000)
--------                                                                --------
              U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 4.4%
           FHLMC REMIC, Ser 2844, Cl VB
$    146   5.500%, 12/15/19                                             $    150
           FHLMC REMIC, Ser 3196, Cl CB
     492   5.250%, 08/15/11                                                  489
           FHLMC REMIC, Ser R010, Cl AB
     704   5.500%, 12/15/19                                                  738
           FNMA REMIC, Ser B1, Cl BE
     859   5.450%, 12/25/20                                                  910
           FNMA, Ser 33, Cl AB
   1,844   3.750%, 03/25/33                                                1,883
           FNMA, Ser 84, Cl KA
     131   5.000%, 09/25/36                                                  131
           GNMA, Ser 7, Cl PE
   1,175   5.500%, 11/16/31                                                1,232
                                                                        --------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $5,342)            5,533
                                                                        --------
                   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.1%
           FHLMC
     875   8.250%, 06/01/16                                                1,052
   1,000   5.875%, 05/23/16                                                1,056
           FHLMC MTN
   1,000   4.250%, 05/22/13                                                1,066
           FNMA
   1,400   5.550%, 02/16/17                                                1,408
     700   5.000%, 03/02/15                                                  769
     733   5.000%, 10/01/23                                                  767
     410   3.500%, 08/01/10                                                  417
   1,200   3.500%, 08/25/14                                                1,209
   1,200   2.125%, 06/24/13                                                1,194
                                                                        --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $8,745)                     8,938
                                                                        --------
                     U.S. TREASURY OBLIGATIONS -- 4.8%
           U.S. TIPS
   1,700   2.125%, 01/15/19                                                1,815
           U.S. Treasury Bonds
   1,200   7.250%, 05/15/16 (B)                                            1,485
   1,070   4.500%, 08/15/39 (B)                                            1,046

December 31, 2009                                      www.bishopstreetfunds.com

High Grade Income Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

  Face
 Amount
 (000)/                                                                   Value
 Shares                                                                   (000)
--------                                                                --------
                    U.S. TREASURY OBLIGATIONS -- (CONTINUED)
             U.S. Treasury Notes
$      500   3.375%, 11/15/19 (B)                                       $    481
       800   3.125%, 05/15/19 (B)                                            758
       500   2.125%, 11/30/14 (B)                                            488
                                                                        --------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,905)                              6,073
                                                                        --------
                             MUNICIPAL BONDS -- 2.9%
MUNICIPAL -- 2.9%
             California State, GO
     1,500   7.550%, 04/01/39                                              1,454
             Michigan Municipal Bond Authority, RB, Merrill Lynch
             Insured (A)
       500   3.205%, 09/01/48                                                500
             New Jersey State, Turnpike Authority, Ser B, RB, AMBAC
             Insured, Pre-Refunded @ 100 (C)
     1,250   4.252%, 01/01/16                                              1,243
             New Mexico Mortgage Finance Authority, RB, AMT,
             GNMA/FNMA/FHLMC Collateral
       455   4.200%, 07/01/28                                                453
                                                                        --------
TOTAL MUNICIPAL BONDS (Cost $3,690)                                        3,650
                                                                        --------
                          CASH EQUIVALENTS (F) - 13.2%
   454,870   Dreyfus Cash Management Fund, Institutional Shares,
             0.260%                                                          455
   454,870   Fidelity Institutional Money Market Portfolio,
             Institutional Shares, 0.260%                                    455
 7,697,373   Fidelity Prime Money Market, Institutional Shares,
             0.273% (E)                                                    7,698
 8,082,241   RBC Prime Money Market Fund, 0.362% (E)                       8,082
                                                                        --------
TOTAL CASH EQUIVALENTS (Cost $16,690)                                     16,690
                                                                        --------
                        REPURCHASE AGREEMENT (E) -- 17.9%
    22,648   Bank of America 0.143%, dated 12/31/09, to be
             repurchased on 01/04/10, repurchase price $22,648,478
             (collateralized by a Corporate obligation, par value
             $23,567,055, 5.94%, 1/15/53, with a total market value
             of $23,135,306)
TOTAL REPURCHASE AGREEMENT (Cost $22,648)                                 22,648
                                                                        --------
TOTAL INVESTMENTS (Cost $157,374) -- 129.6%                             $163,741
                                                                        ========

Bishop Street Funds

High Grade Income Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

PERCENTAGES ARE BASED ON NET ASSETS OF $126,334 ($ THOUSANDS).

(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON DECEMBER 31, 2009. THE MATURITY DATE SHOWN IS THE FINAL MATURITY DATE.

(B) THIS SECURITY OR PORTION OF THIS SECURITY IS ON LOAN AT DECEMBER 31, 2009. THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2009 WAS $36,948 ($ THOUSANDS).

(C)  PRE-REFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.

(D) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONS. AT DECEMBER 31, 2009, THESE SECURITIES AMOUNTED TO $1,747 ($ THOUSANDS), REPRESENTING 1.38% OF NET ASSETS OF THE FUND.

(E) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES ON LOAN. THE TOTAL VALUE OF SUCH SECURITIES AS OF DECEMBER 31, 2009 WAS $38,428 ($ THOUSANDS).

(F)  THE RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31, 2009.

(G) STEP BOND -- COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS THE RATE IN EFFECT AS OF DECEMBER 31, 2009.

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT -- ALTERNATIVE MINIMUM TAX
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE ASSOCIATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
LLC -- LIMITED LIABILITY COMPANY
MTN -- MEDIUM TERM NOTE
PLC -- PUBLIC LIMITED COMPANY
RB -- REVENUE BOND
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES
TIPS -- TREASURY INFLATION-PROTECTED SECURITIES

COST FIGURES ARE SHOWN IN THOUSANDS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2009                                      www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

Hawaii Municipal Bond Fund

Municipal bond returns in 2009 were outstanding as the market experienced its sharpest rally in fourteen years. Confidence improved from the panic in 2008 as investors unwound the flight-to-quality trade. Riskier sectors outperformed all others led by industrial development, hospital and housing revenue bonds. Demand for municipal bonds remained high in anticipation of higher federal income tax rates and a decrease in issuance of tax-exempt bonds due to the increased issuance of taxable Build America Bonds. By year end, yields returned to more normal valuation levels; however, the yield curve remained very steep with a 357 basis points difference in yield between the 2-year note and 30-year bond.

The Bishop Street Hawaii Municipal Bond Fund underperformed the Barclays Municipal Bond Index for the year but performed relatively in line with the performance of Hawaii bonds. The lag in performance was primarily due to the high quality bias of the Fund and its shorter duration relative to its benchmark.

Looking ahead, concerns over impending budget deficits and the prospect of further credit rating downgrades will likely keep risk premiums high over the near term. As we anticipate interest rates moving higher in 2010, we will continue to apply a disciplined and defensive approach with a bias for higher credit quality.

THIS REPRESENTS THE MANAGEMENT'S ASSESSMENT OF THE FUNDS AND THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

Bishop Street Funds

Hawaii Municipal Bond Fund

                             PERFORMANCE COMPARISON

     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HAWAII MUNICIPAL BOND FUND, CLASS I OR CLASS A, VERSUS THE BARCLAYS MUNICIPAL BOND
INDEX, THE CONSUMER PRICE INDEX AND THE LIPPER OTHER STATES MUNICIPAL DEBT FUNDS
                                   OBJECTIVE.

                               (PERFORMANCE GRAPH)

Initial Investment Date         12/31/99   Dec 00   Dec 01   Dec 02   Dec 03   Dec 04   Dec 05   Dec 06   Dec 07   Dec 08   Dec 09
-----------------------         --------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Bishop Street Hawaii Municipal
   Bond Fund, Institutional      $10,000  $11,261  $11,739  $12,915  $13,595  $14,052  $14,405  $15,042  $15,413  $15,256  $16,724
Bishop Street Hawaii Municipal
   Bond Fund, Synthetic Retail   $ 9,700  $10,897  $11,347  $12,452  $13,076  $13,481  $13,785  $14,359  $14,677  $14,491  $15,846
Barclays Municipal Bond Index    $10,000  $11,168  $11,741  $12,869  $13,552  $14,159  $14,657  $15,367  $15,883  $15,490  $17,491
Consumer Price Index             $10,000  $10,337  $10,498  $10,750  $10,952  $11,309  $11,692  $11,992  $12,481  $12,493  $12,833
Lipper Other States Municipal
   Debt Funds                    $10,000  $11,063  $11,535  $12,484  $13,072  $13,545  $13,905  $14,528  $14,810  $13,635  $15,863

Hawaii Municipal Bond Fund, Class I#
Hawaii Municipal Bond Fund, Class A#
Barclays Municipal Bond Index(1)
Consumer Price Index(1)
Lipper Other States Municipal Debt Funds Objective(1)

#    Account value if you reinvested income and capital gains.

(1)  See page 4 for definition of comparative indices.

                          AVERAGE ANNUAL TOTAL RETURNS+

 ONE     ANNUALIZED   ANNUALIZED   ANNUALIZED
 YEAR      3 YEAR       5 YEAR       10 YEAR
RETURN     RETURN       RETURN       RETURN
------   ----------   ----------   ----------
9.63%       3.60%        3.54%       5.28%      Class I
9.35%       3.34%        3.29%       5.03%      Class A
                                                Class A,
6.08%       2.31%        2.66%       4.71%      with load**

**   Reflects 3.00% sales charge.

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2009                                      www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

                                TOP TEN HOLDINGS+

                                                                               Percentage
                                                           Coupon   Maturity        of
                                                            Rate      Date     Investments
                                                           ------   --------   -----------
 1. Honolulu Hawaii City & County, GO                      5.000%   07/01/17       3.3%
 2. Honolulu Hawaii City & County, GO                      5.000%   07/01/26       1.7%
 3. Hawaii State, RB                                       5.000%   07/01/16       1.5%
 4. Honolulu City & County, Board of Water Supply, RB      4.750%   07/01/17       1.4%
 5. Honolulu Hawaii City & County, GO                      5.000%   07/01/15       1.4%
 6. Hawaii State, RB                                       5.000%   07/01/12       1.3%
 7. Hawaii State, Housing Finance & Development, RB        6.500%   07/01/33       1.3%
 8. Hawaii State, Housing Finance & Development, RB        5.350%   07/01/18       1.3%
 9. Hawaii State, Department of Hawaiian Home Lands, COP   5.000%   11/01/31       1.3%
10. Honolulu City & County, Board of Water Supply, RB      5.000%   07/01/33       1.2%

SECTOR WEIGHTINGS (UNAUDITED)+

                                  (BAR-CHART)

General Obligation        49.9%
Transportation            11.5%
Water                     10.4%
Higher Education           7.8%
Airport                    4.4%
Power                      3.9%
General Revenue            3.9%
Single-Family Housing      2.6%
Housing                    1.3%
Facilities                 0.8%
Utilities                  0.7%
Education                  0.6%
Pollution                  0.6%
School District            0.6%
Short-Term Investments     0.5%
Beneficiary Bank           0.4%
Medical                    0.1%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                             SCHEDULE OF INVESTMENTS

  Face
 Amount                                                                   Value
  (000)                                                                   (000)
--------                                                                --------
                            MUNICIPAL BONDS -- 98.2%
ALASKA -- 0.1%
           City of Anchorage Alaska, Water Department, RB,
           NPFGC Re-insures Insured
$    200   5.000%, 05/01/37                                             $    205
                                                                        --------

Bishop Street Funds

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

   Face
  Amount                                                                 Value
  (000)                                                                  (000)
----------                                                             ---------
ARIZONA -- 0.9%
             Phoenix Civic Improvement, Ser A, RB
$    1,435   5.000%, 07/01/21                                          $   1,534
                                                                       ---------
CALIFORNIA -- 0.2%
             San Jose Evergreen Community College District, Ser B,
             GO, FSA Insured (A)
     1,000   6.052%, 09/01/28                                                318
                                                                       ---------
GEORGIA -- 0.6%
             Main Street, Natural Gas, Ser B, RB
     1,000   5.000%, 03/15/18                                              1,005
                                                                       ---------
HAWAII -- 81.2%
             Hawaii County, Refunding & Improvement Project, Ser A,
             GO, NPFGC Re-insures FGIC Insured
       430   5.600%, 05/01/13                                                486
             Hawaii County, Ser A, GO, AGM Insured
       125   5.000%, 07/15/21                                                132
     1,500   5.000%, 07/15/23                                              1,570
             Hawaii County, Ser A, GO, NPFGC Re-Insured
     1,055   5.250%, 07/15/18                                              1,133
     1,000   5.000%, 07/15/24                                              1,050
             Hawaii County, Unlimited Public Improvements, Ser A,
             GO, AMBAC Insured
     1,000   5.000%, 07/15/15                                              1,134
             Hawaii County, Unlimited Public Improvements, Ser A,
             GO, NPFGC Insured
       505   5.000%, 07/15/21                                                550
     1,000   5.000%, 07/15/22                                              1,083
             Hawaii State, Airport System, RB, AMT, NPFGC Re-insures
             FGIC Insured
     1,000   5.750%, 07/01/15                                              1,036
             Hawaii State, Airport System, Ser B, RB, AMT, ETM
        40   6.900%, 07/01/12                                                 42
             Hawaii State, Airport System, Ser B, RB, AMT, NPFGC
             Re-insures FGIC Insured
     1,500   6.625%, 07/01/18                                              1,531
       500   6.000%, 07/01/19                                                508
             Hawaii State, Department of Budget & Finance,
             Chaminade University, RB, Radian Insured
     1,000   4.750%, 01/01/36                                                877

December 31, 2009                                      www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS
                                  (CONTINUED)

   Face
  Amount                                                                 Value
  (000)                                                                  (000)
----------                                                             ---------
HAWAII -- (CONTINUED)
             Hawaii State, Department of Budget & Finance, Electric
             Company & Subsidiary Project, Ser A, RB, AMT, FGIC
             Insured
$      750   4.800%, 01/01/25                                          $     687
             Hawaii State, Department of Budget & Finance, Electric
             Company & Subsidiary Project, Ser B, RB, AMT, XLCA
             Insured
     1,025   5.000%, 12/01/22                                                977
             Hawaii State, Department of Budget & Finance, Hawaiian
             Electric, Ser A, RB, AMT, AMBAC Insured
       445   5.100%, 09/01/32                                                404
             Hawaii State, Department of Budget & Finance, Hawaiian
             Electric, Ser A, RB, AMT, FGIC Insured
     1,000   4.650%, 03/01/37                                                826
             Hawaii State, Department of Budget & Finance, Hawaiian
             Electric, Ser A, RB, AMT, NPFGC Re-Insured
     2,000   5.650%, 10/01/27                                              1,987
             Hawaii State, Department of Budget & Finance, Hawaiian
             Electric, Ser C, RB, AMT, AMBAC Insured
     1,000   6.200%, 11/01/29                                              1,005
             Hawaii State, Department of Budget & Finance, Mid
             Pacific Institute, RB, Radian Insured
     1,000   5.000%, 01/01/26                                                982
             Hawaii State, Department of Hawaiian Home Lands,
             Kapolei Office Facilities, Ser A, COP, AGM Insured
     2,000   5.000%, 11/01/31                                              2,078
             Hawaii State, Harbor System, Ser A, RB, AMT, AGM
             Insured
     2,025   5.750%, 07/01/17                                              2,062
       770   5.750%, 07/01/29                                                779
     1,210   5.700%, 07/01/16                                              1,233
     1,000   5.600%, 07/01/15                                              1,020
             Hawaii State, Harbor System, Ser B, RB, AMT, AGM
             Insured
     1,000   5.000%, 01/01/13                                              1,078
       500   5.000%, 01/01/23                                                521
             Hawaii State, Harbor System, Ser B, RB, AMT, AMBAC
             Insured
       200   5.500%, 07/01/19                                                208
             Hawaii State, Highway, RB
       300   5.500%, 07/01/18                                                350
       500   5.500%, 01/01/25                                                578
             Hawaii State, Highway, RB, AGM Insured
     2,000   5.000%, 07/01/12                                              2,191
             Hawaii State, Highway, Ser A, RB, AGM Insured
     1,725   5.000%, 07/01/21                                              1,834
     1,565   5.000%, 07/01/22                                              1,661
     1,805   5.000%, 07/01/23                                              1,910

Bishop Street Funds

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS
                                  (CONTINUED)

   Face
  Amount                                                                 Value
   (000)                                                                 (000)
----------                                                             ---------
HAWAII -- (CONTINUED)
             Hawaii State, Highway, Ser B, RB, AGM Insured
$    2,300   5.000%, 07/01/16                                          $   2,515
             Hawaii State, Housing Finance & Development, Ser B, RB,
             AGM Insured
     2,000   6.500%, 07/01/33                                              2,179
             Hawaii State, Housing Finance & Development,
             Single-Family Housing, Ser A, RB, AMT, FNMA Collateral
       510   5.400%, 07/01/30                                                511
     2,145   5.350%, 07/01/18                                              2,151
             Hawaii State, Housing Finance & Development,
             Single-Family Housing, Ser B, RB, FNMA Collateral
       555   5.450%, 07/01/17                                                557
             Hawaii State, Improvements Authority, GO, FGIC-TCRS
             Insured
     1,000   6.000%, 03/01/11                                              1,063
             Hawaii State, Improvements Authority, Ser DA, GO,
             NPFGC Re-Insured
       850   5.250%, 09/01/23                                                922
             Hawaii State, Improvements Authority, Ser DB, GO, NPFGC
             Re-Insured
       200   5.250%, 09/01/15                                                225
             Hawaii State, Improvements Authority, Ser DD, GO, NPFGC
             Re-Insured
     1,500   5.250%, 05/01/15                                              1,702
             Hawaii State, Improvements Authority, Ser DF, GO, AMBAC
             Insured
     1,250   5.000%, 07/01/18                                              1,369
     1,250   5.000%, 07/01/21                                              1,364
        90   5.000%, 07/01/22                                                 98
             Hawaii State, No. 1 Capitol District State Office, COP,
             NPFGC Re-Insured, Pre-Refunded @ 100 (B)
     1,000   5.200%, 05/01/14                                              1,016
             Hawaii State, Ser CM, GO, AGM FGIC Insured
     1,000   6.500%, 12/01/14                                              1,218
             Hawaii State, Ser CU, GO, NPFGC Re-Insured,
             Pre-Refunded @ 100 (B)
        25   5.750%, 10/01/11                                                 26
             Hawaii State, Ser CV, GO, NPFGC Re-insures FGIC Insured
       350   5.375%, 08/01/19                                                369
             Hawaii State, Ser CV, GO, NPFGC Re-insures FGIC
             Insured, Pre-Refunded @ 100 (B)
       650   5.375%, 08/01/19                                                699
             Hawaii State, Ser CX, GO, FSA Insured
     1,000   5.500%, 02/01/16                                              1,070
       580   5.500%, 02/01/21                                                614
             Hawaii State, Ser CX, GO, FSA Insured, Pre-Refunded @
             100 (B)
       420   5.500%, 02/01/21                                                461

December 31, 2009                                      www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

   Face
  Amount                                                                 Value
   (000)                                                                 (000)
----------                                                             ---------
HAWAII -- (CONTINUED)
             Hawaii State, Ser CZ, GO, FSA Insured
$      225   5.250%, 07/01/16                                          $     242
             Hawaii State, Ser DI, GO, AGM Insured
     1,000   5.000%, 03/01/26                                              1,071
             Hawaii State, Ser DK, GO
       350   5.000%, 05/01/24                                                386
       225   5.000%, 05/01/25                                                247
             Hawaii State, Ser DN, GO
     1,000   5.500%, 08/01/26                                              1,124
             Hawaii State, Ser DO, GO
     1,000   5.000%, 08/01/16                                              1,147
             Hawaii State, Ser DQ, GO
       500   5.000%, 06/01/27                                                545
     1,100   5.000%, 06/01/28                                              1,194
             Hawaii State, Ser DV, GO
       600   2.000%, 11/01/12                                                616
             Hawaii State, Unlimited Public Improvements, Ser DD,
             GO, NPFGC Re-Insured
     1,000   5.000%, 05/01/16                                              1,100
             Hawaii State, Unlimited Public Improvements, Ser DJ,
             GO, AMBAC Insured
       500   5.000%, 04/01/13                                                559
             Honolulu City & County, Board of Water Supply, Ser A,
             RB,
             FGIC Insured, Pre-Refunded @ 100 (B)
     1,300   4.750%, 07/01/16                                              1,489
     2,000   4.750%, 07/01/17                                              2,290
             Honolulu City & County, Board of Water Supply, Ser A,
             RB, NPFGC Re-insures FGIC Insured
     2,000   5.000%, 07/01/33                                              2,063
             Honolulu City & County, Board of Water Supply, Ser B,
             RB, AMT, NPFGC Re-Insured
     1,000   5.250%, 07/01/20                                              1,059
     1,000   5.250%, 07/01/21                                              1,058
       325   5.000%, 07/01/15                                                347
             Honolulu Hawaii City & County, 1st Board Resolution,
             Ser A, RB
     1,300   4.000%, 07/01/25                                              1,303
             Honolulu Hawaii City & County, 2nd Board Resolution,
             Ser A, RB, AGM Insured
     1,000   5.000%, 07/01/23                                              1,089
     1,900   5.000%, 07/01/27                                              2,040
             Honolulu Hawaii City & County, Ser A, GO
       200   5.250%, 04/01/31                                                217
     1,100   5.250%, 04/01/32                                              1,188
       550   5.000%, 04/01/27                                                591
     1,000   5.000%, 04/01/33                                              1,054

Bishop Street Funds

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS
                                  (CONTINUED)

   Face
  Amount                                                                 Value
   (000)                                                                 (000)
----------                                                             ---------
HAWAII -- (CONTINUED)
             Honolulu Hawaii City & County, Ser A, GO, AGM Insured
$      375   5.000%, 07/01/20                                          $     414
     1,070   5.000%, 07/01/23                                              1,160
       275   5.000%, 07/01/24                                                296
     1,000   5.000%, 07/01/30                                              1,051
             Honolulu Hawaii City & County, Ser A, GO, NPFGC
             Re-Insured
       725   5.250%, 03/01/18                                                787
     1,000   5.250%, 03/01/20                                              1,078
     1,500   5.250%, 03/01/24                                              1,605
       500   5.250%, 03/01/28                                                532
     1,800   5.000%, 07/01/21                                              1,944
     1,500   5.000%, 07/01/23                                              1,618
       550   5.000%, 07/01/25                                                587
       540   5.000%, 07/01/26                                                578
     1,000   5.000%, 07/01/27                                              1,058
             Honolulu Hawaii City & County, Ser B, GO, NPFGC
             Re-Insured
     2,000   5.000%, 07/01/15                                              2,242
     1,500   5.000%, 07/01/16                                              1,676
             Honolulu Hawaii City & County, Ser D, GO
     1,000   4.000%, 09/01/25                                              1,008
     1,000   4.000%, 09/01/26                                              1,003
             Honolulu Hawaii City & County, Ser D, GO, NPFGC
             Re-Insured
       885   5.000%, 07/01/19                                                962
     1,700   5.000%, 07/01/23                                              1,829
             Honolulu Hawaii City & County, Ser E, GO, NPFGC
             Re-insures FGIC Insured
     1,500   5.250%, 07/01/20                                              1,670
             Honolulu Hawaii City & County, Ser F, GO, AGM FGIC
             Insured
       820   5.000%, 07/01/24                                                885
             Honolulu Hawaii City & County, Sewer Improvements, 1st
             Board Resolution, Ser C, RB, NPFGC Re-Insured
       250   5.000%, 07/01/31                                                261
             Honolulu Hawaii City & County, Sewer Improvements, 2nd
             Board Resolution, Ser A-1, RB, NPFGC Re-Insured
       815   5.000%, 07/01/22                                                861
       630   5.000%, 07/01/23                                                663
             Honolulu Hawaii City & County, Sewer Improvements, 2nd
             Board Resolution, Ser B-1, RB, NPFGC Re-Insured
       865   5.000%, 07/01/23                                                910
             Honolulu Hawaii City & County, Valorem Tax Project,
             Ser A, GO, NPFGC Re-Insured
     2,680   5.000%, 07/01/26                                              2,852

December 31, 2009                                      www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS
                                  (CONTINUED)

   Face
  Amount                                                                 Value
   (000)                                                                 (000)
----------                                                             ---------
HAWAII -- (CONTINUED)
             Honolulu Hawaii City & County, Valorem Tax Project,
             Ser B, GO, NPFGC Re-Insured
$    4,950   5.000%, 07/01/17                                          $   5,459
             Honolulu Hawaii City & County, Waipahu Towers Project,
             Ser A, RB, AMT, GNMA Collateral
       195   6.900%, 06/20/35                                                197
             Honolulu Hawaii City & County, Water Utility
             Improvement, GO, ETM, FGIC-TCRS Insured
     1,000   6.000%, 12/01/12                                              1,146
             Kauai County, Ser A, GO, NPFGC Re-insures FGIC Insured
     1,610   5.000%, 08/01/21                                              1,709
     1,440   5.000%, 08/01/23                                              1,517
             Kauai County, Ser A, GO, NPFGC Re-Insured
     1,500   5.000%, 08/01/25                                              1,529
             Maui County, GO, NPFGC Re-Insured
       100   5.000%, 03/01/17                                                110
     1,100   5.000%, 03/01/24                                              1,172
             Maui County, Hawaii, Ser A, GO, NPFGC Re-Insured
     1,000   5.000%, 07/01/19                                              1,105
             Maui County, Ser A, GO, FSA Insured
     1,000   3.500%, 07/01/16                                              1,048
             Maui County, Ser A, GO, NPFGC Re-Insured
     1,000   4.750%, 07/01/25                                              1,047
             Maui County, Ser B, GO, NPFGC Re-Insured
       500   5.000%, 07/01/16                                                568
       500   5.000%, 09/01/17                                                544
             University of Hawaii, College Improvements Project, Ser
             A, RB, FGIC Insured, Pre-Refunded @ 100 (B)
     1,605   5.500%, 07/15/14                                              1,791
       500   5.125%, 07/15/32                                                553
             University of Hawaii, College Improvements Project,
             Ser A, RB, NPFGC Re-Insured
       200   5.000%, 07/15/19                                                214
             University of Hawaii, Ser A, RB
       500   5.000%, 10/01/14                                                560
             University of Hawaii, Ser A, RB, AGC MBIA Insured
     1,400   5.000%, 10/01/23                                              1,515
             University of Hawaii, Ser A, RB, MBIA Insured
       400   4.500%, 07/15/32                                                391
             University of Hawaii, Ser A, RB, NPFGC Re-Insured
       975   5.000%, 07/15/21                                              1,044
       150   5.000%, 07/15/22                                                160
     1,300   3.500%, 07/15/27                                              1,158

Bishop Street Funds

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS
                                  (CONTINUED)

   Face
  Amount                                                                 Value
   (000)                                                                 (000)
----------                                                             ---------
HAWAII -- (CONTINUED)
             University of Hawaii, Ser B, RB, FSA Insured
$      320   5.250%, 10/01/16                                          $     333
       775   5.250%, 10/01/17                                                803
                                                                       ---------
                                                                         134,854
                                                                       ---------
ILLINOIS -- 1.0%
             Chicago O'Hare International Airport, General Airport,
             Ser E, RB, CIFG Insured
     1,550   5.250%, 01/01/22                                              1,619
                                                                       ---------
INDIANA -- 1.7%
             Indiana Bond Bank, Ser B, RB, AGM Insured (A)
     2,125   5.483%, 06/01/32                                                629
             Indiana Finance Authority, Highway Revenue, Ser A, RB,
             NPFGC Re-insures FGIC Insured
     1,200   4.500%, 06/01/27                                              1,208
             Wayne Township School Building, RB, NPFGC Re-insures
             FGIC Insured
     1,000   3.500%, 07/15/24                                                912
                                                                       ---------
                                                                           2,749
                                                                       ---------
NEVADA -- 0.8%
             Las Vegas New Convention & Visitors Authority, RB,
             AMBAC Insured
     1,055   5.000%, 07/01/28                                              1,091
             Nevada State, Municipal Bond Bank Project, Ser F, GO,
             FSA Insured
       250   5.000%, 12/01/24                                                262
                                                                       ---------
                                                                           1,353
                                                                       ---------
NEW MEXICO -- 0.6%
             New Mexico Mortgage Finance Authority, RB, AMT,
             GNMA/FNMA/FHLMC Insured
     1,005   4.200%, 07/01/28                                                999
                                                                       ---------
NEW YORK -- 1.3%
             New York City Municipal Water Finance Authority, Ser
             BB, RB
     1,000   5.000%, 06/15/27                                              1,072
             New York State, Dormitory Authority, Ser A, RB
     1,000   3.100%, 07/01/17                                              1,005
                                                                       ---------
                                                                           2,077
                                                                       ---------

December 31, 2009                                      www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS
                                  (CONTINUED)

   Face
  Amount                                                                 Value
   (000)                                                                 (000)
----------                                                             ---------
NORTH CAROLINA -- 0.9%
             Mecklenburg County, Public Facilities, RB
$    1,300   5.000%, 03/01/27                                          $   1,409
                                                                       ---------
OKLAHOMA -- 1.7%
             Durant Community Facilities Authority, GO, XLCA Insured
     1,730   5.750%, 11/01/24                                              1,854
             Tulsa Airports Improvement Trust, Ser B, RB
     1,000   5.375%, 06/01/24                                                980
                                                                       ---------
                                                                           2,834
                                                                       ---------
OREGON -- 0.6%
             Oregon State, Ser C, GO
     1,000   4.100%, 08/01/28                                                990
                                                                       ---------
PUERTO RICO -- 1.3%
             Commonwealth of Puerto Rico, GO, NPFGC Re-Insured
     1,500   6.000%, 07/01/15                                              1,624
             Commonwealth of Puerto Rico, Public Improvement, GO,
             FSA Insured, Pre-Refunded @ 100 (B)
        55   5.000%, 07/01/11                                                 59
             Puerto Rico, Electric Power Authority, Ser HH, RB, FSA
             Insured, Pre-Refunded @ 101 (B)
       500   5.250%, 07/01/29                                                517
                                                                       ---------
                                                                           2,200
                                                                       ---------
SOUTH CAROLINA -- 1.3%
             College of Charleston, Ser D, RB, XLCA Insured
       765   4.500%, 04/01/37                                                715
             Sumter South Carolina, Waterworks & Sewer Improvement
             Systems, RB, XLCA Insured
       500   5.000%, 12/01/21                                                535
       840   5.000%, 12/01/24                                                887
                                                                       ---------
                                                                           2,137
                                                                       ---------
TEXAS -- 3.0%
             Alamo Community College District, Improvements
             Authority, GO, NPFGC Re-insures FGIC Insured
     1,000   4.500%, 08/15/26                                              1,017
             City of El Paso Texas, GO
       500   4.000%, 08/15/16                                                536

Bishop Street Funds

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS
                                  (CONTINUED)

   Face
  Amount                                                                 Value
   (000)                                                                 (000)
----------                                                             ---------
TEXAS -- (CONTINUED)
             City of Fort Worth Texas, RB
$    1,000   4.300%, 02/15/35                                          $     943
             North Texas Tollway Authority, Highway Revenue, RB,
             Assured Guarantee Insured (A)
     3,000   3.345%, 01/01/30                                                933
             University of Texas, Permanent University Fund, Ser B,
             RB
     1,600   4.500%, 07/01/33                                              1,612
                                                                       ---------
                                                                           5,041
                                                                       ---------
WASHINGTON -- 0.3%
             Washington State, Motor Vehicles Tax Authority, Ser F
             GO, AMBAC Insured (A)
     1,000   4.725%, 12/01/25                                                490
                                                                       ---------
WISCONSIN -- 0.7%
             Wisconsin State, Ser D, GO, FSA Insured
     1,000   5.000%, 05/01/21                                              1,095
                                                                       ---------
TOTAL MUNICIPAL BONDS (Cost $159,246)                                    162,909
                                                                       ---------
                          CASH EQUIVALENTS (C) -- 0.5%
   420,738   Dreyfus Cash Management Fund, Institutional Shares,
             0.120%                                                          421
   420,738   Fidelity Institutional Tax-Exempt Portfolio,
             Institutional Shares, 0.260%                                    421
                                                                       ---------
TOTAL CASH EQUIVALENTS (Cost $842)                                           842
                                                                       ---------
TOTAL INVESTMENTS (Cost $160,088) -- 98.7%                             $ 163,751
                                                                       =========

PERCENTAGES ARE BASED ON NET ASSETS OF $165,977 ($ THOUSANDS).

December 31, 2009                                      www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

(A) ZERO COUPON SECURITY -- THE RATE SHOWN ON THE SCHEDULE OF INVESTMENTS IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(B)  PRE-REFUNDED SECURITY - THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.

(C)  THE RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31, 2009.

AGC -- AMERICAN GUARANTEE CORPORATION

AGM -- ASSURED GUARANTY MUNICIPAL CORP.

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY

AMT -- ALTERNATIVE MINIMUM TAX

CIFG -- CIFG ASSURANCE NORTH AMERICA, INC.

COP -- CERTIFICATE OF PARTICIPATION

ETM -- ESCROWED TO MATURITY

FGIC -- FINANCIAL GUARANTEE INSURANCE CORPORATION

FHLMC -- FEDERAL HOME LOAN MORTGAGE ASSOCIATION

FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

FSA -- FINANCIAL SECURITY ASSURANCE

GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

GO -- GENERAL OBLIGATION

MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE

NPFGC -- NATIONAL PUBLIC FINANCE GUARANTEE CORPORATION

RB -- REVENUE BOND

SER -- SERIES

TCRS -- TAX CREDIT RETURN SUMMARY

XLCA -- XL CAPITAL

COST FIGURES ARE SHOWN IN THOUSANDS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

Government Money Market Fund

The world changed significantly in the last twelve months. We started the fiscal year in the depths of a recession, precipitated largely by the credit crisis that emerged following the Lehman Brothers bankruptcy. Market conditions were extremely challenging during this difficult period. Ultimately, the Federal Reserve helped stabilize the market with the creation of a funding facility designed to provide liquidity to money market investors. Funding pressures abated and markets calmed. In the months following the liquidity crisis, the economic environment slowly improved as the credit markets stabilized. Risky assets rebounded sharply as systemic risks declined. Despite positive developments in the financial markets, the money market industry continued to experience an extremely low interest rate environment.

Economic growth resumed in the second half of the year as the financial markets stabilized. Evidence of the recovery was most apparent in data from the manufacturing sector which exhibited steady monthly increases throughout the year. Consumption rebounded from low levels as the year progressed. The labor sector, however, continued to lag. Job losses were more severe in this contraction than in others experienced in the post war period and continued to mount late in the cycle. A significant increase in consumption would seem unlikely to occur until after the unemployment rate peaks.

A consequence of monetary stimulus is depressed short-term interest rates. In the past year, short term government yields remained at the lowest levels in history. The low interest rate environment can be attributed to the near-zero Federal Funds target rate. The challenges of low interest rates are most evident in the money market industry which has significant exposure to short term U.S. Treasury bills. Money market funds increased their allocation to risk-free

December 31, 2009                                      www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

government securities in the period following the liquidity crisis. The elevated allocation to low yielding Treasury bills has pushed fund yields toward single digit levels.

During the year the Money Market Funds were converted to a government fund and the allocation to commercial paper and bank deposits was eliminated in favor of government securities. The maturity of the portfolio was extended slightly to take advantage of yield opportunities further out the yield curve. Given the uncertain environment, maturities were structured in a laddered format across the curve to allow for continued opportunities to reinvest at attractive yield levels. Meanwhile, we continue to strive to improve the yield while maintaining a high level of credit quality.

THIS REPRESENTS THE MANAGEMENT'S ASSESSMENT OF THE FUNDS AND THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

Bishop Street Funds

Government Money Market Fund

SECTOR WEIGHTINGS (UNAUDITED)+

                               (PERFORMANCE GRAPH)

U.S. Government Agency Obligations     91.6%
Cash Equivalents                        5.3%
U.S. Treasury Obligation                3.1%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                             SCHEDULE OF INVESTMENTS

    Face
   Amount                                                                   Value
   (000)                                                                    (000)
------------                                                             ----------
                  U.S. GOVERNMENT AGENCY OBLIGATIONS -- 91.6%
               FFCB (B)
$      4,500   0.266%, 12/27/10                                          $    4,499
               FHLB (A)
       1,800   0.180%, 01/11/10                                               1,800
       1,775   0.155%, 05/21/10                                               1,774
       1,000   0.120%, 01/13/10                                               1,000
       3,362   0.110%, 01/07/10                                               3,362
       5,000   0.105%, 03/17/10                                               4,999
      12,000   0.100%, 01/04/10                                              12,000
       2,857   0.100%, 01/21/10                                               2,857
               FHLMC (A)
       5,000   0.270%, 02/16/10                                               4,998
       1,059   0.261%, 06/01/10                                               1,058
       2,000   0.245%, 03/15/10                                               1,999
       1,100   0.170%, 01/26/10                                               1,100
       5,400   0.170%, 02/23/10                                               5,399
       3,000   0.170%, 05/17/10                                               2,998
       4,600   0.160%, 01/21/10                                               4,599
       3,000   0.150%, 01/06/10                                               3,000
       4,000   0.150%, 03/30/10                                               3,998
       9,816   0.133%, 01/27/10                                               9,815
       2,000   0.110%, 03/23/10                                               1,999
       3,849   0.100%, 01/20/10                                               3,849
       4,100   0.100%, 01/28/10                                               4,100
       2,000   0.080%, 03/22/10                                               2,000
       2,600   0.065%, 02/08/10                                               2,600
               FNMA (A)
       1,300   0.150%, 05/05/10                                               1,299
       3,000   0.150%, 05/12/10                                               2,998
       7,948   0.117%, 02/24/10                                               7,947
       5,000   0.110%, 03/17/10                                               4,999
       5,000   0.100%, 03/10/10                                               4,999
       3,000   0.080%, 02/17/10                                               3,000
       2,500   0.080%, 03/03/10                                               2,500
       3,434   0.050%, 01/13/10                                               3,434
                                                                         ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $116,979)                    116,979
                                                                         ----------

December 31, 2009                                      www.bishopstreetfunds.com

Government Money Market Fund

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

    Face
    Amount                                                                  Value
(000)/Shares                                                                (000)
------------                                                             ----------
                      U.S. TREASURY OBLIGATION (A) -- 3.1%
               U.S. Government Cash Management Bills
$      4,000   0.277%, 06/10/10                                          $    3,995
                                                                         ----------
TOTAL U.S. TREASURY OBLIGATION (Cost $3,995)                                  3,995
                                                                         ----------
                          CASH EQUIVALENTS (C) -- 5.3%
   2,216,154   AIM STIT-Government & Agency Portfolio, 0.020%                 2,216
   2,283,310   Dreyfus Government Cash Management Fund, Institutional
               Shares, 0.020%                                                 2,283
   2,216,154   Fidelity Institutional Money Market Funds, Institutional
               Shares, 0.060%                                                 2,216
                                                                         ----------
TOTAL CASH EQUIVALENTS (Cost $6,715)                                          6,715
                                                                         ----------
TOTAL INVESTMENTS (Cost $127,689) + -- 100.0%                            $  127,689
                                                                         ==========

PERCENTAGES ARE BASED ON NET ASSETS OF $127,638 ($ THOUSANDS).

+ FOR FEDERAL TAX PURPOSES, THE FUND'S AGGREGATE TAX COST IS EQUAL TO ITS BOOK COST.

(A) ZERO COUPON SECURITY -- THE RATE SHOWN ON THE SCHEDULE OF INVESTMENTS IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(B) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON DECEMBER 31, 2009. THE MATURITY DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.

(C)  THE RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31, 2009.

FFCB  -- FEDERAL FARM CREDIT BANK
FHLB  -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE ASSOCIATION
FNMA  -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

COST FIGURES ARE SHOWN IN THOUSANDS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds

Bishop Street Funds

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                 (IN THOUSANDS)

                                                                             Large       High
                                                               Strategic   Cap Core      Grade
                                                                 Growth     Equity      Income
                                                                  Fund       Fund        Fund
                                                               ---------   --------    --------
ASSETS:
   Investments, at Cost                                        $ 55,225    $ 55,287    $134,726
   Repurchase Agreements, at Cost                                    --       6,775      22,648
                                                               ========    ========    ========
   Investments, at Value                                       $ 60,938    $ 54,961(1) $141,093(1)
   Repurchase Agreements, at Value                                   --       6,775      22,648
   Dividends and Interest Receivable                                 51          70       1,260
   Reclaim Receivable                                                 5           1           2
   Receivable for Fund Shares Sold                                    4          --          36
   Prepaid Expenses                                                   4           3          17
                                                               --------    --------    --------
      Total Assets                                               61,002      61,810     165,056
                                                               --------    --------    --------
LIABILITIES:
   Advisory Fees Payable                                             38          26          45
   Administrative Fees Payable                                        6           5          12
   Shareholder Servicing Fees Payable                                 5           4          11
   Chief Compliance Officer Fees Payable                              1          --           1
   Payable for Fund Shares Redeemed                                  --          --          23
   Income Distribution Payable                                       --          --         153
   Collateral on Securities Loaned                                   --      11,495      38,428
   Accrued Expenses Payable                                          23          21          49
                                                               --------    --------    --------
      Total Liabilities                                              73      11,551      38,722
                                                               --------    --------    --------
Net Assets                                                     $ 60,929    $ 50,259    $126,334
                                                               ========    ========    ========
   Paid-in Capital                                             $ 69,258    $ 72,386    $118,786
   Undistributed Net Investment Income                                2          --           2
   Accumulated Net Realized Gain (Loss) on Investments          (14,044)    (21,801)      1,179
   Net Unrealized Appreciation (Depreciation) on Investments      5,713        (326)      6,367
                                                               --------    --------    --------
Net Assets                                                     $ 60,929    $ 50,259    $126,334
                                                               ========    ========    ========
Class I Shares:
   Net Assets                                                  $ 60,929    $ 50,259    $126,334
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                   5,727       6,420      11,861
   Net Asset Value, Offering and Redemption Price Per
      Share -- Class I (Net Assets / Shares Outstanding)       $  10.64    $   7.83    $  10.65
                                                               ========    ========    ========

(1) INCLUDED IN "INVESTMENTS, AT VALUE" IS THE MARKET VALUE OF SECURITIES ON LOAN IN THE AMOUNTS OF $11,048 ($ THOUSANDS), AND $36,948 ($ THOUSANDS) FOR THE LARGE CAP CORE EQUITY AND HIGH GRADE INCOME FUNDS, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                 (IN THOUSANDS)

                                                                 Hawaii    Government
                                                               Municipal      Money
                                                                  Bond       Market
                                                                  Fund        Fund
                                                               ---------   ----------
ASSETS:
   Investments, at Cost                                         $160,088    $127,689
                                                                ========    ========
   Investments, at Value                                        $163,751    $127,689
   Interest Receivable                                             3,090           1
   Prepaid Expenses                                                   11          11
                                                                --------    --------
      Total Assets                                               166,852     127,701
                                                                --------    --------
LIABILITIES:
   Income Distribution Payable                                       395          --
   Payable for Fund Shares Redeemed                                  345           2
   Advisory Fees Payable                                              35          24
   Shareholder Servicing Fees Payable                                 14          11
   Administrative Fees Payable                                        10          14
   Distribution Fees Payable                                           6          10
   Chief Compliance Officer Fees Payable                               2           1
   Accrued Expenses Payable                                           68           1
                                                                --------    --------
      Total Liabilities                                              875          63
                                                                --------    --------
Net Assets                                                      $165,977    $127,638
                                                                ========    ========
   Paid-in Capital                                              $163,354    $127,638
   Undistributed Net Investment Income                                 7          --
   Accumulated Net Realized Loss on Investments                   (1,047)         --
   Net Unrealized Appreciation on Investments                      3,663          --
                                                                --------    --------
Net Assets                                                      $165,977    $127,638
                                                                ========    ========
Class I Shares:
   Net Assets                                                   $139,872    $ 82,405
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                   13,176      82,410
   Net Asset Value, Offering and Redemption Price Per Share
      -- Class I (Net Assets / Shares Outstanding)              $  10.62    $   1.00
                                                                ========    ========
Class A Shares:
   Net Assets                                                   $ 26,105    $ 45,233
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                    2,459      45,231
   Net Asset Value, Offering and Redemption Price Per Share
      -- Class A (Net Assets / Shares Outstanding)              $  10.62    $   1.00
                                                                ========    ========
   Maximum Offering Price Per Shares -- Class A
   ($10.62 / 97.00%)                                            $  10.95          --
                                                                ========    ========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds

Bishop Street Funds

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2009
                                 (IN THOUSANDS)

                                                                 Large      High
                                                   Strategic   Cap Core    Grade
                                                     Growth     Equity     Income
                                                     Fund        Fund       Fund
                                                   ---------   --------   -------
INVESTMENT INCOME:
   Dividend Income                                  $   678    $    912   $    --
   Interest Income                                       --          --     6,000
   Securities Lending, Net of commissions paid
      to lending agent                                   --          23        57
                                                    -------    --------   -------
   Total Investment Income                              678         935     6,057
                                                    -------    --------   -------
EXPENSES:
   Investment Adviser Fees                              454         356       688
   Shareholder Servicing Fee                            153         120       313
   Administrative Fees                                  123          96       250
   Chief Compliance Officer Fees                          2           1         3
   Transfer Agent Fees                                   38          35        50
   Professional Fees                                     19          18        40
   Printing Fees                                         13          11        26
   Trustees' Fees                                         5           4         8
   Custody Fees                                           4           4         6
   Registration Fees                                      3           2         8
   Line of Credit                                         2          --        --
   Miscellaneous Expenses                                 4           5        27
                                                    -------    --------   -------
   Total Expenses                                       820         652     1,419
                                                    -------    --------   -------
   Less Waivers:
      Investment Adviser Fees                            --         (37)     (181)
      Shareholder Servicing Fees                        (92)        (72)     (188)
      Administrative Fees                               (49)        (38)     (100)
                                                    -------    --------   -------
         Total Waivers                                 (141)       (147)     (469)
                                                    -------    --------   -------
   Total Net Expenses                                   679         505       950
                                                    -------    --------   -------
   Net Investment Income (Loss)                          (1)        430     5,107
                                                    -------    --------   -------
Net Realized Gain (Loss) on Investments              (7,091)    (13,050)    6,222
Change in Unrealized Appreciation
   (Depreciation) on Investments                     24,203      25,495    (1,128)
                                                    -------    --------   -------
Net Realized and Unrealized Gain on Investments      17,112      12,445     5,094
                                                    -------    --------   -------
Increase in Net Assets Resulting from Operations    $17,111    $ 12,875   $10,201
                                                    =======    ========   =======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2009
                                 (IN THOUSANDS)

                                                     Hawaii    Government
                                                   Municipal      Money
                                                      Bond       Market
                                                      Fund        Fund
                                                   ---------   ----------
INVESTMENT INCOME:
   Interest Income                                  $  6,864    $   650
   Dividend Income                                         5         33
                                                    --------    -------
   Total Investment Income                             6,869        683
                                                    --------    -------
EXPENSES:
   Investment Adviser Fees                               569        567
   Shareholder Servicing Fee                             406        472
   Administrative Fees                                   325        378
   Distribution Fees, Class A                             63        130
   Chief Compliance Officer Fees                           4          4
   Transfer Agent Fees                                    82         87
   Professional Fees                                      52         61
   Printing Fees                                          35         37
   Trustees' Fees                                         13         17
   Custody Fees                                            8          9
   Registration Fees                                       6         10
   Rating Expense                                         --         21
   Miscellaneous Expenses                                 49         18
                                                    --------    -------
   Total Expenses                                      1,612      1,811
                                                    --------    -------
   Less Waivers/Reimbursements:
      Investment Adviser Fees                           (201)      (567)
      Shareholder Servicing Fees                        (244)      (436)
      Administrative Fees                               (211)      (151)
      Expenses Reimbursed by Advisor                      --        (21)
                                                    --------    -------
         Total Waivers                                  (656)    (1,175)
                                                    --------    -------
      Total Net Expenses                                 956        636
                                                    --------    -------
   Net Investment Income                               5,913         47
                                                    --------    -------
Net Realized Gain (Loss) on Investments                 (634)        55
                                                    --------    -------
Change in Unrealized Appreciation on Investments       9,340         --
                                                    --------    -------
Net Realized and Unrealized Gain on Investments        8,706         55
                                                    --------    -------
Increase in Net Assets Resulting from Operations    $ 14,619    $   102
                                                    ========    =======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds

Bishop Street Funds

                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                                 (IN THOUSANDS)

                                                         Strategic           Large Cap Core
                                                        Growth Fund           Equity Fund
                                                    -------------------   -------------------
                                                      2009       2008       2009       2008
                                                    --------   --------   --------   --------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income (Loss)                     $     (1)  $   (179)  $    430   $    657
   Net Realized Loss on Investments                   (7,091)    (6,780)   (13,050)    (8,415)
   Change in Unrealized Appreciation
      (Depreciation) on Investments                   24,203    (40,393)    25,495    (31,430)
                                                    --------   --------   --------   --------
   Increase (Decrease) in Net Assets Resulting
      from Operations                                 17,111    (47,352)    12,875    (39,188)
                                                    --------   --------   --------   --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
      Class I Shares                                      --         --       (437)      (663)
   Capital Gains:
      Class I Shares                                      --     (1,792)        --       (405)
                                                    --------   --------   --------   --------
      Total Dividends and Distributions                   --     (1,792)      (437)    (1,068)
                                                    --------   --------   --------   --------
CAPITAL SHARE TRANSACTIONS:
   Class I Shares:
      Proceeds from Shares Issued                      3,665      7,881      2,362      7,026
      Reinvestments of Cash Distributions                 --      1,339        296        802
      Cost of Shares Redeemed                        (22,084)   (24,223)   (16,696)   (17,055)
                                                    --------   --------   --------   --------
Net Decrease in Net Assets From
   Capital Share Transactions                        (18,419)   (15,003)   (14,038)    (9,227)
                                                    --------   --------   --------   --------
   Total Decrease in Net Assets                       (1,308)   (64,147)    (1,600)   (49,483)
                                                    --------   --------   --------   --------
NET ASSETS:
      Beginning of Year                               62,237    126,384     51,859    101,342
                                                    --------   --------   --------   --------
      End of Year                                   $ 60,929   $ 62,237   $ 50,259   $ 51,859
                                                    ========   ========   ========   ========
Undistributed Net Investment Income                 $      2   $      2   $     --   $     --
                                                    ========   ========   ========   ========
SHARE TRANSACTIONS:
   Class I Shares:
      Shares Issued                                      411        713        394        906
      Shares Issued in Lieu of Cash Distributions         --        110         46        100
      Shares Redeemed                                 (2,386)    (2,118)    (2,629)    (2,014)
                                                    --------   --------   --------   --------
Net Decrease in Shares Outstanding from
   Share Transactions                                 (1,975)    (1,295)    (2,189)    (1,008)
                                                    ========   ========   ========   ========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ZERO SHARES, OR HAVE BEEN ROUNDED TO $0 OR ZERO SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                                 (IN THOUSANDS)

                                                           High Grade         Hawaii Municipal
                                                          Income Fund           Bond Fund
                                                      -------------------   -------------------
                                                        2009       2008       2009       2008
                                                      --------   --------   --------   --------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income                              $  5,107   $  5,575   $  5,913   $  6,375
   Net Realized Gain (Loss) on Investments               6,222        (29)      (634)      (373)
   Change in Unrealized Appreciation (Depreciation)
      on Investments                                    (1,128)     4,542      9,340     (7,800)
                                                      --------   --------   --------   --------
   Increase (Decrease) in Net Assets Resulting
      from Operations                                   10,201     10,088     14,619     (1,798)
                                                      --------   --------   --------   --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
      Class I Shares                                    (5,099)    (5,571)    (5,052)    (5,387)
      Class A Shares                                        --         --       (864)      (980)
   Capital Gains:
      Class I Shares                                    (4,015)        --         --         --
      Class A Shares                                        --         --         --         --
                                                      --------   --------   --------   --------
         Total Dividends and Distributions              (9,114)    (5,571)    (5,916)    (6,367)
                                                      --------   --------   --------   --------
CAPITAL SHARE TRANSACTIONS:
   Class I Shares:
      Proceeds from Shares Issued                       27,826     15,292     15,742     13,137
      Reinvestments of Cash Distributions                5,616      3,249        704        685
      Cost of Shares Redeemed                          (30,171)   (37,305)   (14,730)   (20,981)
                                                      --------   --------   --------   --------
         Total Class I Capital Share Transactions        3,271    (18,764)     1,716     (7,159)
                                                      --------   --------   --------   --------
   Class A Shares:
      Proceeds from Shares Issued                           --         --      2,270      1,938
      Reinvestments of Cash Distributions                   --         --        413        423
      Cost of Shares Redeemed                               --         --     (1,639)    (6,466)
                                                      --------   --------   --------   --------
         Total Class A Capital Share Transactions           --         --      1,044     (4,105)
                                                      --------   --------   --------   --------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                            3,271    (18,764)     2,760    (11,264)
                                                      --------   --------   --------   --------
   Total Increase (Decrease) in Net Assets               4,358    (14,247)    11,463    (19,429)
                                                      --------   --------   --------   --------
NET ASSETS:
      Beginning of Year                                121,976    136,223    154,514    173,943
                                                      --------   --------   --------   --------
      End of Year                                     $126,334   $121,976   $165,977   $154,514
                                                      ========   ========   ========   ========
Undistributed Net Investment Income                   $      2   $      2   $      7   $     10
                                                      ========   ========   ========   ========
SHARE TRANSACTIONS:
   Class I Shares:
      Shares Issued                                      2,641      1,504      1,507      1,294
      Shares Issued in Lieu of Cash Distributions          524        320         67         67
      Shares Redeemed                                   (2,851)    (3,693)    (1,412)    (2,064)
                                                      --------   --------   --------   --------
         Total Class I Share Transactions                  314     (1,869)       162       (703)
                                                      --------   --------   --------   --------
   Class A Shares:
      Shares Issued                                         --         --        218        188
      Shares Issued in Lieu of Cash Distributions           --         --         39         41
      Shares Redeemed                                       --         --       (156)      (628)
                                                      --------   --------   --------   --------
         Total Class A Share Transactions                   --         --        101       (399)
                                                      --------   --------   --------   --------
Net Increase (Decrease) in Shares Outstanding
   from Share Transactions                                 314     (1,869)       263     (1,102)
                                                      ========   ========   ========   ========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ZERO SHARES, OR HAVE BEEN ROUNDED TO $0 OR ZERO SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds

Bishop Street Funds

                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                                 (IN THOUSANDS)

                                                                   Government
                                                                  Money Market
                                                                      Fund
                                                             ---------------------
                                                                2009        2008
                                                             ---------   ---------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income                                     $      47   $   4,965
   Net Realized Gain on Investments                                 55           5
                                                             ---------   ---------
   Increase in Net Assets Resulting from Operations                102       4,970
                                                             ---------   ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
      Class I Shares                                               (47)     (3,629)
      Class A Shares                                                --      (1,336)
   Capital Gains:
      Class I Shares                                               (26)         --
      Class A Shares                                               (15)         --
                                                             ---------   ---------
         Total Dividends and Distributions                         (88)     (4,965)
                                                             ---------   ---------
CAPITAL SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
   Class I Shares:
      Proceeds from Shares Issued                              384,869     497,017
      Reinvestments of Cash Distributions                           51         952
      Cost of Shares Redeemed                                 (466,696)   (513,532)
                                                             ---------   ---------
         Total Class I Capital Share Transactions              (81,776)    (15,563)
                                                             ---------   ---------
   Class A Shares:
      Proceeds from Shares Issued                               47,093      93,907
      Reinvestments of Cash Distributions                           15       1,336
      Cost of Shares Redeemed                                  (62,319)    (98,367)
                                                             ---------   ---------
         Total Class A Capital Share Transactions              (15,211)     (3,124)
                                                             ---------   ---------
Net Decrease in Net Assets from Capital Share Transactions     (96,987)    (18,687)
                                                             ---------   ---------
   Total Decrease in Net Assets                                (96,973)    (18,682)
                                                             ---------   ---------
NET ASSETS:
      Beginning of Year                                        224,611     243,293
                                                             ---------   ---------
      End of Year                                            $ 127,638   $ 224,611
                                                             =========   =========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31,

                                                                                         DIVIDENDS AND
                                             INVESTMENT ACTIVITIES                    DISTRIBUTIONS FROM
                                         ----------------------------      TOTAL     --------------------
                             NET ASSET       NET        NET REALIZED    INVESTMENT                              TOTAL
                               VALUE,    INVESTMENT    AND UNREALIZED   ACTIVITIES       NET                  DIVIDENDS
                             BEGINNING     INCOME     GAIN (LOSS) ON       FROM      INVESTMENT   CAPITAL        AND
                              OF YEAR     (LOSS)(1)     INVESTMENTS     OPERATIONS     INCOME      GAINS    DISTRIBUTIONS
                             ---------   ----------   ---------------   ----------   ----------   -------   -------------
STRATEGIC GROWTH FUND
CLASS I SHARES:
2009                           $ 8.08      $   --**       $ 2.56          $ 2.56       $   --      $   --      $   --
2008                            14.05       (0.02)         (5.73)          (5.75)          --       (0.22)      (0.22)
2007                            14.84       (0.03)          1.53            1.50           --       (2.29)      (2.29)
2006                            14.35       (0.03)          1.41            1.38           --       (0.89)      (0.89)
2005                            13.08       (0.05)          1.56            1.51           --       (0.24)      (0.24)
LARGE CAP CORE EQUITY FUND
CLASS I SHARES:
2009                           $ 6.02      $ 0.06         $ 1.81          $ 1.87       $(0.06)     $   --      $(0.06)
2008                            10.54        0.07          (4.47)          (4.40)       (0.07)      (0.05)      (0.12)
2007                            10.62        0.04           0.52            0.56        (0.04)      (0.60)      (0.64)
2006(2)                         10.00        0.04           0.62            0.66        (0.04)         --       (0.04)
HIGH GRADE INCOME FUND
CLASS I SHARES:
2009                           $10.56      $ 0.43         $ 0.44          $ 0.87       $(0.43)     $(0.35)     $(0.78)
2008                            10.15        0.43           0.41            0.84        (0.43)         --       (0.43)
2007                             9.94        0.44           0.21            0.65        (0.44)         --       (0.44)
2006                            10.06        0.41          (0.12)           0.29        (0.41)         --       (0.41)
2005                            10.33        0.39          (0.19)           0.20        (0.39)      (0.08)      (0.47)
HAWAII MUNICIPAL BOND FUND
CLASS I SHARES:
2009                           $10.05      $ 0.38         $ 0.57          $ 0.95       $(0.38)     $   --      $(0.38)
2008                            10.56        0.40          (0.51)          (0.11)       (0.40)         --       (0.40)
2007                            10.77        0.42          (0.16)           0.26        (0.42)      (0.05)      (0.47)
2006                            10.77        0.43           0.04            0.47        (0.43)      (0.04)      (0.47)
2005                            11.02        0.43          (0.16)           0.27        (0.43)      (0.09)      (0.52)
CLASS A SHARES:
2009                           $10.05      $ 0.36         $ 0.57          $ 0.93       $(0.36)     $   --      $(0.36)
2008                            10.56        0.38          (0.51)          (0.13)       (0.38)         --       (0.38)
2007                            10.77        0.39          (0.16)           0.23        (0.39)      (0.05)      (0.44)
2006                            10.77        0.40           0.04            0.44        (0.40)      (0.04)      (0.44)
2005                            11.02        0.41          (0.16)           0.25        (0.41)      (0.09)      (0.50)

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FEE WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.

*    ANNUALIZED.

**   AMOUNT REPRESENTS LESS THAN $0.01.

(1)  PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.

(2)  COMMENCED OPERATIONS ON MAY 3, 2006.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

Bishop Street Funds

                                      RATIO OF    RATIO OF EXPENSES    RATIO OF NET
NET ASSET             NET ASSETS,   EXPENSES TO       TO AVERAGE        INVESTMENT
  VALUE,                END OF        AVERAGE         NET ASSETS      INCOME (LOSS)   PORTFOLIO
 END OF      TOTAL      PERIOD          NET         EXCLUDING FEE       TO AVERAGE     TURNOVER
  YEAR      RETURN+      (000)         ASSETS          WAIVERS          NET ASSETS      RATE
---------   -------   -----------   -----------   -----------------   -------------   ---------


  $10.64      31.68%    $ 60,929       1.11%            1.34%              0.00%          54%
    8.08     (41.46)      62,237       1.06             1.29              (0.19)          73
   14.05      10.10      126,384       1.07             1.30              (0.22)          61
   14.84       9.78      142,929       1.06             1.30              (0.23)          53
   14.35      11.52      123,341       1.07             1.31              (0.35)          55


  $ 7.83      31.28%    $ 50,259       1.05%            1.36%              0.89%          82%
    6.02     (42.02)      51,859       1.05             1.30               0.84           75
   10.54       5.24      101,342       1.05             1.31               0.38           65
   10.62       6.63      102,850       1.05*            1.32*              0.64*          51


  $10.65       8.41%    $126,334       0.76%            1.13%              4.08%          82%
   10.56       8.53      121,976       0.76             1.10               4.22           28
   10.15       6.67      136,223       0.76             1.11               4.38           26
    9.94       2.96      141,448       0.76             1.12               4.12           41
   10.06       2.00      141,439       0.76             1.13               3.82           45


  $10.62       9.63%    $139,872       0.55%            0.95%              3.68%          27%
   10.05      (1.02)     130,807       0.55             0.92               3.91           36
   10.56       2.47      144,828       0.55             0.93               3.92           25
   10.77       4.42      138,333       0.55             0.93               3.99           47
   10.77       2.51      145,213       0.55             0.93               3.97           41

  $10.62       9.35%    $ 26,105       0.80%            1.20%              3.43%          27%
   10.05      (1.27)      23,707       0.80             1.17               3.66           36
   10.56       2.21       29,115       0.80             1.18               3.67           25
   10.77       4.16       30,421       0.80             1.18               3.74           47
   10.77       2.25       31,515       0.80             1.18               3.72           41

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31,

                                                                                          DIVIDENDS AND
                                              INVESTMENT ACTIVITIES                    DISTRIBUTIONS FROM
                                           ---------------------------     TOTAL      --------------------
                               NET ASSET                 NET REALIZED    INVESTMENT                              TOTAL
                                 VALUE,        NET      AND UNREALIZED   ACTIVITIES       NET                  DIVIDENDS
                               BEGINNING   INVESTMENT   GAIN (LOSS) ON      FROM      INVESTMENT   CAPITAL        AND
                                OF YEAR     INCOME(1)     INVESTMENTS    OPERATIONS     INCOME      GAINS    DISTRIBUTIONS
                               ---------   ----------   --------------   ----------   ----------   -------   -------------
GOVERNMENT MONEY MARKET FUND
CLASS I SHARES:
2009                             $1.00       $  --*          $--*         $  --*        $   --*      $--*       $   --*
2008                              1.00        0.02            --*          0.02          (0.02)       --         (0.02)
2007                              1.00        0.05            --           0.05          (0.05)       --         (0.05)
2006                              1.00        0.05            --           0.05          (0.05)       --         (0.05)
2005                              1.00        0.03            --           0.03          (0.03)       --         (0.03)
CLASS A SHARES:
2009                             $1.00       $  --*          $--*         $  --*        $   --*      $--*       $   --*
2008                              1.00        0.02            --*          0.02          (0.02)       --         (0.02)
2007                              1.00        0.05            --           0.05          (0.05)       --         (0.05)
2006                              1.00        0.04            --           0.04          (0.04)       --         (0.04)
2005                              1.00        0.03            --           0.03          (0.03)       --         (0.03)

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FEE WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.

*    AMOUNT REPRESENTS LESS THAN $0.01.

(1)  PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.

(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDES THE IMPACT OF THE COST OF THE TREASURY GUARANTEE PROGRAM. IF THIS EXPENSE HAD BEEN SUBJECT TO THE ADVISER'S VOLUNTARY EXPENSE LIMITATION, THE RATIO WOULD HAVE BEEN .50% FOR CLASS I SHARES AND .75% FOR CLASS A SHARES, FOR FISCAL YEAR ENDED 2008. (SEE NOTE 8).

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

Bishop Street Funds

                                      RATIO OF    RATIO OF EXPENSES   RATIO OF NET
NET ASSET             NET ASSETS,   EXPENSES TO       TO AVERAGE       INVESTMENT
  VALUE,                 END OF       AVERAGE         NET ASSETS         INCOME
 END OF      TOTAL       PERIOD         NET         EXCLUDING FEE      TO AVERAGE
  YEAR      RETURN+      (000)        ASSETS           WAIVERS         NET ASSETS
---------   -------   -----------   -----------   -----------------   ------------


  $1.00       0.05%     $ 82,405      0.33%              0.89%            0.04%
   1.00       2.18       164,165      0.51(2)            0.88             2.19
   1.00       4.86       179,725      0.50               0.86             4.75
   1.00       4.63       159,044      0.50               0.86             4.55
   1.00       2.78       170,455      0.50               0.87             2.73

  $1.00       0.03%     $ 45,233      0.35%              1.14%            0.00%
   1.00       1.93        60,446      0.76(2)            1.13             1.94
   1.00       4.60        63,568      0.75               1.11             4.50
   1.00       4.37        59,212      0.75               1.11             4.33
   1.00       2.53        35,530      0.75               1.12             2.60

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

THE AMOUNTS INCLUDED IN THE NOTES TO FINANCIAL STATEMENTS ARE IN THOUSANDS UNLESS OTHERWISE NOTED.

1. ORGANIZATION

     The Bishop Street Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of five funds (each a Fund, collectively the "Funds") which includes the Strategic Growth Fund, Large Cap Core Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, and the Government Money Market Fund. Class A Shares of the Hawaii Municipal Bond Fund are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

     FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") has issued FASB ASC 105 (formerly FASB Statement No. 168), The "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by non-governmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

     Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

     GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust has implemented the Codification as of December 31, 2009.

     The following is a summary of significant accounting policies followed by the Trust.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates

Bishop Street Funds
and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     The Funds' investments in equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NAS-DAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price in the most advantageous market, if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Pricing Committee (the "Committee") designated by the Funds' Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     Investment securities held by the Government Money Market Fund are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 (formerly FASB Statement No. 157), the Fund discloses

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

     As of December 31, 2009, all the investments for the Strategic Growth Fund are Level 1. For the Large Cap Core Equity Fund all of the investments are Level 1, except for the Repurchase Agreement which is Level 2. For the High Grade Income Fund, the Hawaii Municipal Bond Fund and the Government Money Market Fund, all of the investments are Level 2, except for the Short-Term Investments, which are Level 1. All cash equivalents are considered Short Term Investments. For details of investment classifications, reference the Schedule of Investments.

     For the year ended December 31, 2009, there have been no significant changes to the Funds' fair value methodologies.

FEDERAL INCOME TAXES

     It is each Fund's intention to continue to qualify as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required.

     The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than- not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the

Bishop Street Funds
current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Interest income is recorded on the accrual basis and dividend income is recorded on ex-dividend date.

     Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income. The High Grade Income and Hawaii Municipal Bond Funds use the effective interest method. The Government Money Market Fund uses the straight line method, which approximates the effective interest method.

REPURCHASE AGREEMENTS

     In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CLASSES

     Class-specific expenses are borne by the applicable class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets. Distribution fees are the only class-specific expense.

EXPENSES

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     The Strategic Growth and Large Cap Core Equity Funds declare and pay dividends from any net investment income, if available, on a quarterly basis. Dividends from net investment income are declared daily and paid on a monthly basis for the High Grade Income, Hawaii Municipal Bond, and the Government Money Market Fund. Any net realized capital gains will be distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

FRONT-END SALES COMMISSION

     Front-end sales commissions (the "sales charge") are not recorded as expenses of the Hawaii Municipal Bond Fund. Front-end sales commissions are deducted from proceeds from the sales of Hawaii Municipal Bond Fund shares prior to investment in Class A shares. During the year ended December 31, 2009 the Hawaii Municipal Bond Fund retained $13 in front-end sales commissions from the sales of Class A shares imposed on redemptions by shareholders.

CASH OVERDRAFT CHARGES

     Per the terms of an informal agreement with Union Bank, N.A., the custodian of the Funds, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of 110% of the current Fed funds rate. Cash overdraft charges are included in miscellaneous expenses on the Statements of Operations. For the year ended December 31, 2009, there were no cash overdrafts.

3. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENT

     Investment advisory services are provided to the Funds by Bishop Street Capital Management (the "Adviser"), a registered adviser and wholly owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of Banc West Corporation, itself a subsidiary of BNP Paribas. The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Strategic Growth and the Large Cap Core Equity Funds, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and 0.30% of the average daily net assets of the Government Money Market Fund. The Adviser has voluntarily agreed to waive a portion of its advisory fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. The voluntary expense limitations are as follows: Strategic Growth Fund (Class I) 1.25%, Large Cap Core Equity Fund (Class I) 1.05%, High Grade Income Fund (Class
I) 0.76%, Hawaii Municipal Bond Fund (Class I) 0.55%, Hawaii Municipal Bond Fund (Class A) 0.80%, Government Money Market Fund (Class I) 0.50%, and Government Money Market Fund (Class A) 0.75%. These fees and waivers are labeled on the Statement of Operations as "Investment Adviser Fees."

     BNP Paribas Asset Management, Inc. ("BNP PAM") serves as the investment sub-adviser for the Strategic Growth Fund, pursuant to a sub-adviser agreement. BNP PAM is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.37% of the average daily net assets of the Strategic Growth Fund.

     Fischer Francis Trees & Watts, Inc. ("FFTW") serves as the investment sub-adviser for the Government Money Market Fund, pursuant to a sub-adviser agreement dated December 15, 2006 as approved by shareholders on December 15, 2006. FFTW is entitled

Bishop Street Funds
to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.060% of the average daily net assets of the Government Money Market Fund up to $500 million and 0.020% of the average daily net assets of the Government Money Market Fund in excess of $500 million.

     Lotsoff Capital Management ("Lotsoff") serves as the investment sub-adviser for the Large Cap Core Equity Fund pursuant to a sub-adviser agreement dated April 28, 2006. Lotsoff is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.24% of the average daily net assets of the Large Cap Core Equity Fund up to (but not including) $300 million, 0.225% of the average daily net assets of the Large Cap Core Equity Fund up to (but not including) $1 billion and 0.20% of the average daily net assets of the Large Cap Core Equity Fund in excess of, and including $1 billion.

     Union Bank, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. These fees are disclosed on the Statement of Operations as "Custodian Fees."

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES

     Pursuant to an administration agreement dated January 27, 1995 (the "Agreement"), SEI Investments Global Funds Services ("GFS"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Administrator. Under the terms of the Agreement, GFS is entitled to receive an annual fee of 0.20% of the average daily net assets of the Funds. GFS has voluntarily agreed to waive a portion of its administrative fee to the extent necessary to keep operating expenses at or below certain percentages of each Fund's respective average daily net assets. These fees and waivers are labeled as "Administrative Fees" on the Statement of Operations.

     Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust. These fees are disclosed on the Statement of Operations as "Transfer Agent Fees."

     SEI Investments Distribution Co. ("SIDCO"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated June 10, 1999. The Funds have adopted a Distribution Plan (the "Plan") on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. SIDCO, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Class A Shares. This fee is disclosed as "Distribution Fees, Class A" on the Statement of Operations.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

     The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the period, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank, the parent company of Bishop Street Capital Management, for shareholder services performed for the Funds. SIDCO has voluntarily agreed to waive a portion of its shareholder servicing fee to the extent necessary to keep operating expenses at or below certain percentages of each Fund's respective average daily net assets. Additionally, SIDCO has voluntarily agreed to waive a portion of its shareholder servicing fee in order to limit the one-day net income yield of the Government Money Market Fund, to not less than 0.0000% of the average daily net assets. These fees and waivers are represented as "Shareholder Servicing Fees" on the Statement of Operations.

     The Adviser and SIDCO have voluntarily agreed to further waive and reduce their fees and/or reimburse certain expenses of the Government Money Market Fund in order to maintain a one-day net income yield (yield floor) of the Fund of not less than 0.00% of the Fund's average daily net assets. The following table shows waivers, with respect to such yield floor for the year ended December 31, 2009:

        Investment         Shareholder
      Advisory Fee        Servicing Fee
Waived/Reimbursed (000)    Waiver (000)
-----------------------   -------------
         $286                  $153

5. TRANSACTIONS WITH AFFILIATES

     Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

     A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisers and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board. These fees are disclosed on the Statement of Operations as "Chief Compliance Officer Fees."

Bishop Street Funds

6. SECURITIES LENDING

     The Funds may lend securities having a market value up to one-third of each Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It is each Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. At December 31, 2009, four counterparties held 84.64% of the total securities on loan of the Large Cap Core Equity Fund and three counterparties held 83.09% of the total securities on loan of the High Grade Income Fund.

7. INVESTMENT TRANSACTIONS

     The cost of security purchases and the proceeds from the sale and maturities of securities, other than short-term investments, for the year ended December 31, 2009 are presented below for the Funds.

                       Strategic      Large      High Grade     Hawaii
                        Growth       Cap Core      Income     Municipal
                         Fund      Equity Fund      Fund      Bond Fund
                       ---------   -----------   ----------   ----------
Purchases
   U.S.
      Government
      Securities        $    --      $    --       $16,263     $    --
   Other                 32,634       38,881        79,747      48,079
Sales and Maturities
   U.S.
      Government
      Securities        $    --      $    --       $51,464     $    --
   Other                 50,642       53,080        47,988      42,245

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

8. TREASURY GUARANTEE PROGRAM

     The Government Money Market Fund ("Government Fund"), with the approval of the Board of Trustees of Bishop Street Funds, applied to participate in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Treasury Department (the "Treasury"). The Treasury has accepted the Government Fund application to participate in the Program and has entered into a Guarantee Agreement with the Government Fund dated September 19, 2008.

     Under the Program, the Treasury guaranteed the share price of shares of the Government Fund outstanding as of September 19, 2008 at $1.00 per share if the Government Fund's net asset value fell below $0.995 (a "Guarantee Event"). Recovery under the Program was subject to certain conditions and limitations, including the following:

     - For each shareholder of the Government Fund, the Program provides a guarantee for the lesser of (a) the number of shares of the Government Fund owned by the shareholder as of the close on September 19, 2008, or (b) the number of shares of the Government Fund owned by the shareholder on the date of the Guarantee Event. The Program did not protect investors who were not shareholders of the Government Fund on September 19, 2008.

     - The total amount of coverage available for all participants in the Program was limited to the amount of funds available under the Federal Exchange Stabilization Government Fund at the time of a Guarantee Event (which was approximately $50 billion).

     -    Recovery under the Program requires the Government Fund to liquidate.

     - In order to recover, a Guarantee Event must occur during the term of the Program (discussed below).

     The initial term of the Program expired on December 18, 2008. The Program was extended through April 30, 2009 at the sole discretion of the Treasury, but expired on September 18, 2009. In order to participate in the Program during the initial term, the Fund was required to pay a participation fee of $22,000. The cost of participating in the Program was borne by the Fund and was not subject to any expense limitation or reimbursement agreement.

9. FEDERAL TAX INFORMATION

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

     As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period.

Bishop Street Funds

These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.

     Accordingly, the following permanent differences, primarily attributable to paydown gains and losses, net operating losses, REIT adjustments, and distributions have been reclassified:

                                        Undistributed    Accumulated
                             Paid in   Net Investment   Net Realized
                             Capital       Income           Loss
                             -------   --------------   -----------
Strategic Growth Fund          (1)            1              --
Large Cap Core Equity Fund     --             7              (7)
High Grade Income Fund         --            (8)              8

     The tax character of dividends and distributions declared during the years ended December 31, 2009 and 2008 were as follows:

                   Ordinary   Tax Exempt    Long-Term
                    Income      Income     Capital Gain    Total
                   --------   ----------   ------------   ------
Strategic Growth
   Fund
   2009             $   --     $    --        $   --      $   --
   2008                 --          --         1,792       1,792
Large Cap Core
   Equity Fund
   2009             $  437     $    --        $   --      $  437
   2008                663          --           405       1,068
High Grade
   Income Fund
   2009             $5,220     $    --        $3,894      $9,114
   2008              5,571          --            --       5,571
Hawaii Municipal
   Bond Fund
   2009             $   --      $5,916        $   --      $5,916
   2008                 --       6,367            --       6,367
Government Money
   Market Fund
   2009             $   88      $   --        $   --      $   88
   2008              4,965          --            --       4,965

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

     As of December 31, 2009, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

                                              Large Cap
                                  Strategic      Core     High Grade    Hawaii
                                    Growth      Equity      Income     Municipal
                                     Fund       Fund         Fund      Bond Fund
                                  ---------   ---------   ----------   ---------
Undistributed net
   investment income                    --           --        620           --
Undistributed long term
   capital gain income                  --           --        557           --
Undistributed tax exempt income         --           --         --            2
Capital loss carryforwards         (12,703)    (20,193)         --       (1,020)
Post-October losses                   (830)       (584)         --          (24)
Unrealized appreciation
   (depreciation)                    5,204      (1,350)      6,371        3,665
                                  --------    --------      ------      -------
Total Distributable Earnings
   (Accumulated Losses)           $ (8,329)   $(22,127)     $7,548      $ 2,623
                                  ========    ========      ======      =======

     Post-October losses represent losses realized on investment transactions from November 1, 2009 through December 31, 2009 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

     For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains as follows:

                          Large
            Strategic   Cap Core     Hawaii
              Growth     Growth    Municipal
               Fund       Fund     Bond Fund
            ---------   --------   ---------
Dec. 2016    $   839     $ 5,569     $  410
Dec. 2017     11,864      14,624        610
             -------     -------     ------
Total        $12,703     $20,193     $1,020
             =======     =======     ======

     During the year ended December 31, 2009, the High Grade Income Fund and the Government Money Market Fund utilized capital loss carryforwards of $983 and $14, respectively, to offset realized capital gains.

Bishop Street Funds

     The aggregate gross unrealized appreciation and depreciation of securities held by the Strategic Growth, Large Cap Core Equity, High Grade Income, and Hawaii Municipal Bond Funds for Federal income tax purposes at December 31, 2009 were as follows:

                              Strategic    Large Cap    High Grade     Hawaii
                                Growth       Core         Income     Municipal
                                 Fund     Equity Fund      Fund      Bond Fund
                              ---------   -----------   ----------   ---------
Federal Tax Cost               $55,734      $63,086      $157,370    $160,086
                               -------      -------      --------    --------
Gross
   Unrealized Appreciation      10,053        5,551         6,878       4,608
Gross
   Unrealized Depreciation      (4,849)      (6,901)         (507)       (943)
                               -------      -------      --------    --------
Net Unrealized Appreciation
   (Depreciation)              $ 5,204      $(1,350)     $  6,371    $  3,665
                               =======      =======      ========    ========

     For Federal income tax purposes, the Government Money Market Fund's aggregate tax cost is equal to its book cost.

10. RISKS

     The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state. In addition, each Fund's investments in debt securities are subject to "credit risk," which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality debt securities generally are subject to less credit risk than funds that invest in lower quality debt securities.

     Certain debt securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies' credit quality should deteriorate, it could cause the individual security's credit quality to change. Additionally, if any of the Funds concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases.

     The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s)

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims are considered remote.

11. LINE OF CREDIT

     The Funds entered into an agreement which enables them to participate in a $5 million unsecured committed revolving line of credit on a first come, first serve basis, with Union Bank, N.A. (the "Bank") which expires June 11, 2010. The proceeds from the borrowings shall be used to finance the Funds short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Bank current reference rate minus 1%. As of December 31, 2009 the Funds had no borrowings outstanding. For the year ended December 31, 2009, the Funds had borrowings costs of $2,072 for the Strategic Growth Fund, $426 for the Large Cap Core Equity Fund, $254 for the High Grade Income Fund, and $394 for the Hawaii Municipal Bond Fund, over a period of 124 days at a weighted average interest rate of 2.25%.

12. OTHER

     At December 31, 2009, the percentage of total shares outstanding held by shareholders for each Fund, which comprised an omnibus account that was held on behalf of several individual shareholders, was as follows:

                                                 Number of     % of Outstanding
                                               Shareholders         Shares
                                               ------------    -----------------
Strategic Growth Fund, Class I Shares                1               94.07%
Large Cap Core Equity Fund, Class I Shares           1               99.47
High Grade Income Fund, Class I Shares               2               97.08
Hawaii Municipal Bond Fund, Class I Shares           1               90.69
Hawaii Municipal Bond Fund, Class A Shares           1               29.17
Government Money Market Fund, Class I Shares         2               96.50
Government Money Market Fund, Class A Shares         1               99.77

Bishop Street Funds

13. ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

14. SUBSEQUENT EVENT

     The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through March 1, 2010, the date the financial statements were available to be issued. This evaluation resulted in the following subsequent event that necessitated disclosures and/or adjustments: On November 12, 2009, the Trust approved a new sub-advisory agreement with Columbia Management Advisors, LLC ("Columbia") on behalf of the Large Cap Core Equity Fund (the "Fund"). In connection with the approval of Columbia as the Fund's new sub-adviser, the Board also approved a new investment goal, principal investment strategy and name for the Fund. Effective on January 30, 2010, and subject to shareholder approval of the new sub-advisory agreement with Columbia and the new investment goal for the Fund, the Fund will change its name to the Bishop Street Dividend Value Fund. At the same time, the Fund will change its strategy of investing at least 80% of its net assets in common stocks and other equity securities of large capitalization companies to a strategy of investing at least 80% of its net assets in income-producing (dividend-paying) equity securities. Under the new investment strategy, the Fund may invest in companies that have market capitalizations of any size. In addition, the Fund will change its benchmark from the S&P 500 Composite Index and the Consumer Price Index to the Russell 1000 Value Index.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Bishop Street Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Growth Fund, Large Cap Core Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, and Government Money Market Fund (constituting Bishop Street Funds, hereafter referred to as the "Funds") at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 1, 2010

Bishop Street Funds

Bishop Street Funds

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column
     3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                          Beginning    Ending                  Expenses
                                           Account     Account    Annualized     Paid
                                            Value       Value       Expense     During
                                            7/1/09     12/31/09     Ratios      Period*
                                          ---------   ---------   ----------   --------
STRATEGIC GROWTH FUND -- CLASS I
   ACTUAL FUND RETURN                     $1,000.00   $1,134.30      1.10%       $5.92
   HYPOTHETICAL 5% RETURN                  1,000.00    1,019.66      1.10         5.60
LARGE CAP CORE EQUITY FUND -- CLASS I
   ACTUAL FUND RETURN                     $1,000.00   $1,222.00      1.05%       $5.88
   HYPOTHETICAL 5% RETURN                  1,000.00    1,019.91      1.05         5.35
HIGH GRADE INCOME FUND -- CLASS I
   ACTUAL FUND RETURN                     $1,000.00   $1,063.40      0.76%       $3.95
   HYPOTHETICAL 5% RETURN                  1,000.00    1,021.37      0.76         3.87
HAWAII MUNICIPAL BOND FUND -- CLASS I
   ACTUAL FUND RETURN                     $1,000.00   $1,049.90      0.55%       $2.84
   HYPOTHETICAL 5% RETURN                  1,000.00    1,022.43      0.55         2.80
HAWAII MUNICIPAL BOND FUND -- CLASS A
   ACTUAL FUND RETURN                     $1,000.00   $1,048.60      0.80%       $4.13
   HYPOTHETICAL 5% RETURN                  1,000.00    1,021.17      0.80         4.08
GOVERNMENT MONEY MARKET FUND -- CLASS I
   ACTUAL FUND RETURN                     $1,000.00   $1,000.30      0.20%       $1.01
   HYPOTHETICAL 5% RETURN                  1,000.00    1,024.20      0.20         1.02
GOVERNMENT MONEY MARKET FUND -- CLASS A
   ACTUAL FUND RETURN                     $1,000.00   $1,000.30      0.21%       $1.06
   HYPOTHETICAL 5% RETURN                  1,000.00    1,024.15      0.21         1.07

* Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bishop Street Funds

                      This page intentionally left blank.

Bishop Street Funds

NOTICE TO SHAREHOLDERS OF BISHOP STREET FUNDS (UNAUDITED)

     For shareholders that do not have a December 31, 2009 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2009 tax year end, please consult your tax adviser as to the pertinence of this notice.

                                    (A)*            (B)*
                                 LONG TERM        ORDINARY        (C)*
                               CAPITAL GAINS       INCOME         TAX
                               DISTRIBUTIONS   DISTRIBUTIONS    EXEMPT
FUND                            (TAX BASIS)     (TAX BASIS)    INTEREST
----                           -------------   -------------   --------
Strategic Growth Fund               0%                0%           0%
Large Cap Core Equity Fund          0%              100%           0%
High Grade Income Fund             43%               57%           0%
Hawaii Municipal Bond Fund          0%                0%         100%
Government Money Market Fund        0%              100%           0%

* ITEMS (A), (B) AND (C) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL DISTRIBUTION.

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS).

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS" (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF THE FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

(3) "U.S. GOVERNMENT INTEREST" REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. HOWEVER, FOR RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.

Bishop Street Funds

     For the fiscal year ended December 31, 2009, each fund has designated the following items with regard to distributions paid during the year:

                     (E)
                  DIVIDENDS
                 QUALIFYING
     (D)             FOR                                                        (I)
   (A+B+C)        CORPORATE        (F)          (G)             (H)         SHORT-TERM
    TOTAL         DIVIDENDS    QUALIFYING       U.S.         INTEREST         CAPITAL
DISTRIBUTIONS    RECEIVABLE     DIVIDEND     GOVERNMENT       RELATED          GAIN
 (TAX BASIS)    DEDUCTION(1)    INCOME(2)   INTEREST (3)   DIVIDENDS (4)   DIVIDENDS(5)
-------------   ------------   ----------   ------------   -------------   ------------
       0%             0%            0%            0%             0%              0%
     100%           100%          100%            0%             0%              0%
     100%             0%            0%           13%            99%            100%
     100%             0%            0%            0%             0%              0%
     100%             0%            0%           16%           100%            100%

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "INTEREST RELATED DIVIDENDS" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE IRC WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2010.

(5) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "SHORT-TERM CAPITAL GAIN DIVIDENDS" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE IRC WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2010.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

BOARD OF TRUSTEES AND OFFICERS

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term

                                                                 TERM OF
                                    POSITION(S)                OFFICE AND
    NAME, ADDRESS,                   HELD WITH                  LENGTH OF
        AGE(1)                       THE TRUST               TIME SERVED(2)
    --------------       ---------------------------------   --------------
INTERESTED
BOARD MEMBERS
ROBERT A. NESHER         Chairman of the Board of Trustees    (Since 1998)
63 yrs. old



















WILLIAM M. DORAN         Trustee                              (Since 2006)
1701 Market Street
Philadelphia, PA 19103
69 yrs. old















Bishop Street Funds

                                                                     (UNAUDITED)

is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-262-9565. The following chart lists Trustees and Officers as of December 31, 2008.

                                                 NUMBER OF
                                               PORTFOLIOS IN
                                            BISHOP STREET FUNDS
         PRINCIPAL OCCUPATION(S)                OVERSEEN BY                  OTHER DIRECTORSHIPS
           DURING PAST 5 YEARS                 BOARD MEMBER                HELD BY BOARD MEMBER(3)
         -----------------------            -------------------   -----------------------------------------


Currently performs various services                  5            Trustee of The Advisors' Inner Circle
on behalf of SEI Investments for                                  Fund, The Advisors' Inner Circle Fund II,
which Mr. Nesher is compensated.                                  SEI Asset Allocation Trust, SEI Daily
                                                                  Income Trust, SEI Institutional
                                                                  International Trust, SEI Institutional
                                                                  Investments Trust, SEI Institutional
                                                                  Managed Trust, SEI Liquid Asset Trust,
                                                                  SEI Tax Exempt Trust, and SEI Alpha
                                                                  Strategy Portfolios, L.P., Director of
                                                                  SEI Global Master Fund, plc, SEI Global
                                                                  Assets Fund, plc, SEI Global Investments
                                                                  Fund, plc, SEI Investments Global,
                                                                  Limited, SEI Investments-Global Fund
                                                                  Services, Limited, SEI Investments
                                                                  (Europe), Limited, SEI Investments-Unit
                                                                  Trust Management (UK), Limited, SEI
                                                                  Global Nominee Ltd., SEI Opportunity
                                                                  Fund, L.P., SEI Structured Credit Fund,
                                                                  L.P., and SEI Multi-Strategy Funds plc.,
                                                                  SEI Islamic Investment Fund plc.

Self-employed consultant since 2003.                5             Trustee of The Advisors' Inner Circle
Partner, Morgan, Lewis & Bockius LLP (law                         Fund, The Advisors' Inner Circle Fund II,
firm) from 1976-2003, counsel to the                              SEI Asset Allocation Trust, SEI Daily
Trust, SEI, SIMC, the Administrator and                           Income Trust, SEI Institutional
the Distributor. Secretary of SEI since                           International Trust, SEI Institutional
1978.                                                             Investments Trust, SEI Institutional
                                                                  Managed Trust, SEI Liquid Asset Trust and
                                                                  SEI Tax Exempt Trust, and SEI Alpha
                                                                  Strategy Portfolios, LP., Director of SEI
                                                                  since 1974. Director of the Distributor
                                                                  since 2003. Director of SEI
                                                                  Investments-Global Fund Services,
                                                                  Limited, SEI Investments Global, Limited,
                                                                  SEI Investments (Europe), Limited, SEI
                                                                  Investments (Asia), Limited, SEI Asset
                                                                  Korea Co., Ltd., SEI Global Nominee
                                                                  Limited and SEI Investments Unit Trust
                                                                  Management (UK) Limited.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds



                                            TERM OF
                          POSITION(S)      OFFICE AND
     NAME, ADDRESS,        HELD WITH       LENGTH OF
         AGE(1)            THE TRUST    TIME SERVED(2)
     --------------       -----------   --------------
INDEPENDENT
BOARD MEMBERS
JAMES M. STOREY           Trustee        (Since 2006)
78 yrs. old








GEORGE J. SULLIVAN, JR.   Trustee        (Since 2006)
66 yrs. old











BETTY L. KRIKORIAN        Trustee        (Since 2006)
66 yrs. old






CHARLES E. CARLBOM        Trustee        (Since 2006)
75 yrs. old



Bishop Street Funds

                                                                     (UNAUDITED)

                                            NUMBER OF
                                           PORTFOLIOS
                                            IN BISHOP
                                          STREET FUNDS
        PRINCIPAL OCCUPATION(S)            OVERSEEN BY                  OTHER DIRECTORSHIPS
          DURING PAST 5 YEARS             BOARD MEMBER                HELD BY BOARD MEMBER(3)
        -----------------------           ------------   ------------------------------------------------


Attorney, solo practitioner since 1994.        5         Trustee of The Advisors' Inner Circle Fund, The
Partner, Dechert Price & Rhoads (law                     Advisors' Inner Circle Fund II, Massachusetts
firm) September 1987-December 1993.                      Health and Education Tax-Exempt Trust, U.S.
                                                         Charitable Gift Trust, SEI Asset Allocation
                                                         Trust, SEI Daily Income Trust, SEI Institutional
                                                         International Trust, SEI Institutional
                                                         Investments Trust, SEI Institutional Managed
                                                         Trust, SEI Liquid Asset Trust, SEI Tax Exempt
                                                         Trust, and SEI Alpha Strategy Portfolios, L.P.

Self-Employed consultant, Newfound             5         Trustee of The Advisors' Inner Circle Fund, The
Consultants, Inc. since April 1997.                      Advisors' Inner Circle Fund II, State Street
                                                         Navigator Securities Lending Trust, SEI Asset
                                                         Allocation Trust, SEI Daily Income Trust, SEI
                                                         Institutional International Trust, SEI
                                                         Institutional Investments Trust, SEI
                                                         Institutional Managed Trust, SEI Liquid Asset
                                                         Trust, SEI Tax Exempt Trust, and SEI Alpha
                                                         Strategy Portfolios, L.P., Director of SEI
                                                         Opportunity Fund, L.P., and SEI Structured
                                                         Credit Fund, L.P., member of the independent
                                                         review committee for SEI Canadian-registered
                                                         mutual funds.

Vice President Compliance, AARP                5         Trustee of The Advisors' Inner Circle Fund and
Financial Inc. since September 2008.                     The Advisors' Inner Circle Fund II.
Self-Employed Legal and Financial
Services Consultant since 2003.
In-house counsel, State Street Bank
Global Securities and Cash Operations
from 1995 to 2003.

Self-Employed Business Consultant,             5         Director, Crown Pacific, Inc. and Trustee of The
Business Project Inc. since 1997. CEO                    Advisors' Inner Circle Fund and The Advisors'
and President, United Grocers Inc. from                  Inner Circle Fund II.
1997 to 2000.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds



                                                        TERM OF
                                 POSITION(S)          OFFICE AND
      NAME, ADDRESS,              HELD WITH           LENGTH OF
          AGE(1)                  THE TRUST         TIME SERVED(2)
      --------------        ---------------------   --------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
MITCHELL A. JOHNSON                Trustee          (Since 2006)
67 yrs. old







JOHN K. DARR                       Trustee          (Since 2008)
65 yrs. old



OFFICERS
PHILLIP T. MASTERSON              President         (Since 2008)
45 yrs. old





MICHAEL LAWSON              Treasurer, Controller   (Since 2005)
49 yrs. old                       and Chief
                              Financial Officer


RUSSELL EMERY                  Chief Compliance     (Since 2006)
46 yrs. old                        Officer



JOSEPH M. GALLO                 Vice President      (Since 2007)
36 yrs. old                     and Secretary





Bishop Street Funds

                                                                     (UNAUDITED)

                                                      NUMBER OF
                                                     PORTFOLIOS
                                                      IN BISHOP
                                                    STREET FUNDS
             PRINCIPAL OCCUPATION(S)                 OVERSEEN BY               OTHER DIRECTORSHIPS
               DURING PAST 5 YEARS                  BOARD MEMBER             HELD BY BOARD MEMBER(3)
             -----------------------                ------------   -------------------------------------------


Private Investor since 1994.                             5         Trustee of The Advisors' Inner Circle Fund,
                                                                   The Advisors' Inner Circle Fund II, SEI
                                                                   Asset Allocation Trust, SEI Daily Income
                                                                   Trust, SEI Institutional International
                                                                   Trust, SEI Institutional Investments Trust,
                                                                   SEI Institutional Managed Trust, SEI Liquid
                                                                   Asset Trust, SEI Tax Exempt Trust, and SEI
                                                                   Alpha Strategies Portfolios, L.P.

CEO, Office of Finance, FHL Banks from 1992 to           5         Director of Federal Home Loan Bank of
2007.                                                              Pittsburgh and Manna, Inc. and Trustee of
                                                                   The Advisors' Inner Circle Fund and The
                                                                   Advisors' Inner Circle Fund II.

Managing Director of SEI Investments since 2006,         N/A       N/A
Vice President and Assistant Secretary of the
Administration from 2004 to 2006. General
Counsel of Citco Mutual Fund Services from 2003
to 2004. Vice President and Associate Counsel
for the Oppenheimer Funds from 2001-2003.

Director, SEI Investments, Fund Accounting since         N/A       N/A
July 2005. Manager, SEI Investments AVP from
April 1995 to February 1998 and November 1998 to
July 2005.

Director of Investment Product Management and            N/A       N/A
Development at SEI Investments since February
2003. Senior Investment Analyst, Equity team at
SEI Investments from March 2000 to February 2003.

Corporate Counsel of SEI since 2007; Associate           N/A       N/A
Counsel, ICMA Retirement Corporation, 2004-2007;
Federal Investigator, U.S. Department of Labor,
2002-2004; U.S. Securities and Exchange
Commission - Department of Investment
Management, 2003.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds



                                                      TERM OF
                              POSITION(S)           OFFICE AND
   NAME, ADDRESS,              HELD WITH            LENGTH OF
       AGE(1)                  THE TRUST          TIME SERVED(2)
   --------------      ------------------------   --------------
OFFICERS (CONTINUED)
CAROLYN F. MEAD              Vice President        (Since 2007)
52 yrs. old                  and Secretary


JAMES NDIAYE              Vice President and       (Since 2005)
41 yrs. old              Assistant Secretary




TIMOTHY D. BARTO       Assistant Vice President    (Since 2000)
41 yrs. old             and Assistant Secretary




ANDREW S. DECKER             AML Officer           (Since 2008)
46 yrs. old



(1) UNLESS OTHERWISE NOTED, THE BUSINESS ADDRESS OF EACH TRUSTEE IS SEI INVESTMENTS COMPANY, 1 FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456.

(2) EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.

Bishop Street Funds

                                                                     (UNAUDITED)

                                                           NUMBER OF
                                                           PORTFOLIOS
                                                           IN BISHOP
                                                          STREET FUNDS
                PRINCIPAL OCCUPATION(S)                    OVERSEEN BY     OTHER DIRECTORSHIPS
                  DURING PAST 5 YEARS                     BOARD MEMBER   HELD BY BOARD MEMBER(3)
                -----------------------                   ------------   -----------------------

Corporate Counsel of SEI since 2007; Associate,               N/A                   N/A
Stradley, Ronon, Steven & Young 2004-2007; Counsel, ING
Variable Annuities, 1999-2002.

Employed by SEI Investments Company since 2004. Vice          N/A                   N/A
President, Deutsche Asset Management from 2003-2004.
Associate, Morgan, Lewis & Bockius LLP from 2000-2003.
Counsel, Assistant Vice President, ING Variable
Annuities Group from 1999-2000.

General Counsel, Vice President and Assistant Secretary       N/A                   N/A
of SEI Investments Global Funds Services since 1999;
Associate, Dechert (law firm) from 1997-1999;
Associate, Richter, Miller & Finn (law firm) from
1994-1997.

Compliance Officer and Product Manager, of SEI                N/A                   N/A
2005-2008. Vice President, Old Mutual Capital
2000-2005. Operations Director, Prudential Investments,
1998-2000.

(3) DIRECTORSHIPS OF COMPANIES REQUIRED TO REPORT TO THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934 (I.E., "PUBLIC COMPANIES") OR OTHER INVESTMENT COMPANIES REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940.

December 31, 2009                                      www.bishopstreetfunds.com

Bishop Street Funds

SHAREHOLDER VOTING RESULTS

At a special meeting held on January 15, 2010, the shareholders of the Large Cap Core Equity Fund (the "Fund") voted to approve a new investment sub-advisory agreement between Bishop Street Funds, on behalf of the Fund, Bishop Street Capital Management, and Columbia Management Advisors, LLC, a new investment goal for the Fund, which in the future would be changeable by the Board of Trustees of Bishop Street Funds (the "Trust") without shareholder approval and an interim sub-advisory agreement among the Trust, on behalf of the Fund, the Adviser and Lotsoff Capital Management ("Lotsoff").

The results of the voting were as follows:

BISHOP STREET LARGE CAP CORE EQUITY FUND

                             % OF         % OF
                SHARES    OUTSTANDING    SHARES
                VOTED        SHARES     PRESENT
              ---------   -----------   ------
AFFIRMATIVE   6,212,154      96.28%     100.00%
AGAINST              --         --%         --%
ABSTAIN              --         --%         --%
              ---------      -----      ------
TOTAL         6,212,154      96.28%     100.00%

Bishop Street Funds

                                     NOTES

                                     NOTES

INVESTMENT ADVISER
BISHOP STREET CAPITAL MANAGEMENT
HONOLULU, HI 96813

ADMINISTRATOR
SEI INVESTMENTS GLOBAL FUNDS SERVICES
OAKS, PA 19456

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PA 19456

TRANSFER AGENT
DST SYSTEMS, INC.
KANSAS CITY, MO 64121

CUSTODIAN
UNION BANK, N.A.
SAN FRANCISCO, CA 94101

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
PHILADELPHIA, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PA 19103

                           (BISHOP STREET FUNDS LOGO)

      FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565

                          OR YOUR INVESTMENT SPECIALIST

                  VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM

(BISHOP STREET FUNDS LOGO)   BISHOP STREET FUNDS
                             P.O. BOX 219721
                             KANSAS CITY, MO 64121-9721

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE BISHOP STREET FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK, BANK OF THE WEST OR BANCWEST CORPORATION. BANCWEST CORPORATION IS A WHOLLY-OWNED SUBSIDIARY OF BNP PARIBAS.

BSF-AR-006-1500

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3 (a) (2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

                                       2009                                               2008
                -------------------------------------------------  -------------------------------------------------
                                   All fees and    All other fees                     All fees and    All other fees
                                   services to    and services to                     services to    and services to
                  All fees and       service          service        All fees and       service          service
                services to the  affiliates that  affiliates that  services to the  affiliates that  affiliates that
                Trust that were        were       did not require  Trust that were        were       did not require
                  pre-approved     pre-approved     pre-approval     pre-approved     pre-approved     pre-approval
                ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
(a)   Audit         $89,820            N/A              N/A            $103,140           N/A              N/A
      Fees(1)

(b)   Audit-          N/A              N/A              N/A              N/A              N/A              N/A
      Related
      Fees

(c)   Tax Fees        N/A              N/A              N/A              N/A              N/A              N/A

(d)   All             N/A              N/A              N/A              N/A              N/A              N/A
      Other
      Fees

Notes:

     (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     2009   2008
                     ----   ----
Audit-Related Fees   N/A     N/A
Tax Fees             N/A     N/A
All Other Fees       N/A     N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $0 and $0 for 2009 and 2008, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.




ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Bishop Street Funds


By (Signature and Title)*               \s\ Philip T. Masterson
                                        ---------------------------------------
                                        Philip T. Masterson, President

Date: March 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               \s\ Philip T. Masterson
                                        ---------------------------------------
                                        Philip T. Masterson, President

Date:  March 29, 2010


By (Signature and Title)*               \s\ Michael Lawson
                                        ---------------------------------------
                                        Michael Lawson
                                        Treasurer, Controller & CFO

Date: March 29, 2010

* Print the name and title of each signing officer under his or her signature.